UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

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Olema Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

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OLEMA PHARMACEUTICALS, INC.

512 2nd Street, 4th Floor

San Francisco, California 94107

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 8, 2021

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders, or the Annual Meeting, of Olema Pharmaceuticals, Inc., a Delaware corporation, or the Company. The meeting will be held on Tuesday, June 8, 2021 at 9:00 a.m. Pacific time virtually via live webcast. You will be able to attend the Annual Meeting by first registering at www.viewproxy.com/olma/2021. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. Stockholders will be able to listen, vote and submit questions during the virtual meeting. All registrations to attend the Annual Meeting must be received by 11:59 p.m. ET on June 6, 2021. You may log-in beginning at 8:45 a.m. PT, on June 8, 2021.You will not be able to attend the meeting in person. The meeting will be held for the following purposes:

1.	To elect the three nominees for Class I director named in the accompanying proxy statement to hold office until the Company’s 2024 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.
2.	To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.
3.	To conduct any other business properly brought before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is April 21, 2021. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the annual meeting of stockholders to be held on June 8, 2021, at 9:00 a.m. Pacific time virtually via live webcast by first registering at www.viewproxy.com/olma/2021.

The proxy statement and our annual report are available at

www. www.edocumentview.com/OLMA

By Order of the Board of Directors,

/s/ John B. Moriarty, Jr.
John B. Moriarty, Jr.
Executive Vice President, Chief Legal Officer and Corporate Secretary
San Francisco, California
April 27, 2021

You are cordially invited to attend the Annual Meeting online. Whether or not you expect to attend the meeting, please complete, date, sign and return the proxy mailed to you, or vote over the telephone or via the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the Annual Meeting. Even if you have voted by proxy, you may still vote online if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

OLEMA PHARMACEUTICALS, INC.

512 2nd Street, 4th Floor

San Francisco, California 94107

PROXY STATEMENT

FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

JUNE 8, 2021

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission, or the SEC, we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials, or the Notice, because the Board of Directors of Olema Pharmaceuticals, Inc., sometimes referred to as the Company or Olema, is soliciting your proxy to vote at the 2021 Annual Meeting of Stockholders, or the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about April 27, 2021 to all stockholders of record entitled to vote at the Annual Meeting.

Will I receive any other proxy materials by mail?

You will generally not receive any other proxy materials by mail unless you request a paper copy of proxy materials. To request that a full set of the proxy materials be sent to your specified postal address, please go to www.envisionreports.com/OLMA or call 1-866-641-4276 or email investorvote@computershare.com. Please have your Notice in hand when you access the website or call and follow the instructions provided. We may elect to send you a proxy card, along with a second Notice, on or after May 7, 2021.

How do I attend the Annual Meeting?

The meeting will be held virtually via live webcast on Tuesday, June 8, 2021 at 9:00 a.m. PT. You will not be able to attend the annual meeting in person. If you attend the Annual Meeting online, you will be able to vote and submit questions. You are entitled to attend the Annual Meeting if you were a shareholder as of the close of business on April 21, 2021, the record date, or hold a valid proxy for the meeting. You will be able to attend the Annual Meeting by first registering at www.viewproxy.com/olma/2021. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. Stockholders will be able to listen, vote and submit questions during the virtual meeting. All registrations to attend the Annual Meeting must be received by 11:59 p.m. ET on June 6, 2021. If you are a beneficial shareholder, you should contact the bank, broker or other institution where you hold your account well in advance of the meeting if you have questions about obtaining your proxy to vote. Information on how to vote online at the Annual Meeting is discussed below.

Whether or not you participate in the annual meeting, it is important that you vote your shares.

We encourage you to access the annual meeting before it begins. Online check-in will start approximately 15 minutes before the meeting on June 8, 2021.

What if I cannot find my Control Number?

Please note that if you do not have your Control Number and you are a registered shareholder, and, during the registration process you indicated that you will be voting at the meeting, once your registration is approved, an e-mail will be sent to you that will contain your Virtual Control Number. If you have lost this Virtual Control Number, please e-mail virtualmeeting@viewproxy.com.

If you are a beneficial owner (that is, you hold your shares in an account at a bank, broker or other holder of record), you will need to contact that bank, broker or other holder of record to obtain your legal proxy prior to the annual meeting.

Will a list of record shareholders as of the record date be available?

A list of our record shareholders as of the close of business on the record date will be made available to shareholders during the meeting upon request via a secure link. In addition, a complete list of such stockholders will be available for examination by any stockholder for any purpose germane to the Annual Meeting beginning ten days prior to the meeting at our headquarters at 512 2nd Street, 4th Floor, San Francisco, California 94107. If you would like to view the list, please contact us to schedule an appointment by emailing ir@olema.com.

Where can we get technical assistance?

There will be technicians ready to assist you with any technical difficulties you may have accessing the annual meeting live audio webcast. Please be sure to check in by 8:45 a.m. PT on June 8, 2021, the day of the annual meeting, so that any technical difficulties may be addressed before the annual meeting live audio webcast begins. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please email virtualmeeting@viewproxy.com or call 866-612-8937.

For the annual meeting, how do we ask questions of management and the board?

We plan to have a Q&A session at the annual meeting and will include as many appropriate shareholder questions as the allotted time permits. Shareholders may submit questions that are relevant to our business in advance of the annual meeting as well as live during the annual meeting. If you are a shareholder, you may submit a question in advance of or during the meeting the annual meeting at www.viewproxy.com/olma/2021.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on April 21, 2021 will be entitled to vote at the Annual Meeting. On this record date, there were 40,169,738 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on April 21, 2021 your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote online at the Annual Meeting, vote by proxy through the internet or by telephone, or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy through the internet or by telephone as instructed below, or by completing a proxy card that you may request or that we may elect to deliver at a later time. If you are a registered stockholder and, during the registration process you indicated that you will be voting at the meeting, once your registration is approved, an e-mail will be sent to you that will contain your Virtual Control Number. You will not need the Virtual Control Number to join the meeting, however you will need it if you choose to vote during the meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 21, 2021 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting online. You may vote prior to the meeting by logging in with the Control Number on your voting instruction form at www.envisionreports.com/OLMA.

If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during the registration process and you will be assigned a Virtual Control Number to vote your shares during the annual meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the 2021 Annual Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.viewproxy.com/olma/2021. On the day of the Annual Meeting, you may only vote during the meeting by e-mailing a copy of your legal proxy to virtualmeeting@viewproxy.com in advance of the meeting.

What am I voting on?

There are two matters scheduled for a vote:

➢	Proposal No. 1 – To elect the three nominees for Class I director named herein to hold office until our 2024 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.
➢	Proposal No. 2 – To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2021.

What if another matter is properly brought before the meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with his or her best judgment.

How do I vote?

You may either vote “For” the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For Proposal No. 2, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote online during the webcast of the Annual Meeting, vote by proxy through the internet or by telephone, or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote online even if you have already voted by proxy.

➢	To vote at the Annual Meeting you must be present via live webcast. To vote through the internet during the meeting, go to www.viewproxy.com/olma/2021 to register to attend the Annual meeting and indicate that you will be voting at the meeting. Once your registration is approved, an e-mail will be sent to you that will contain your Virtual Control Number.
➢	To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
➢	To vote through the internet before the meeting, go to www.envisionreports.com/OLMA to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. Your internet vote must be received by 11:59 p.m., ET on June 7, 2021 to be counted.
➢	To vote over the telephone, dial toll-free 1-800-652-8683 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your telephone vote must be received by 11:59 p.m., ET on June 7, 2021 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from Olema. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote online at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent1. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of April 21, 2021.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote by completing a proxy card, by telephone, through the internet, or online at the Annual Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all three nominees for director and “For” Proposal No. 2. If any other matter is properly presented at the meeting, your proxyholder will vote your shares using his or her best judgment.

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

If your shares are held in street name, your bank, broker or other nominee may under certain circumstances vote your shares if you do not timely instruct your broker, bank, or other nominee how to vote your shares. Banks, brokers and other nominees can vote your unvoted shares on routine matters, but cannot vote such shares on non-routine matters. If you do not timely provide voting instructions to your bank, broker, or other nominee to vote your shares, your bank, broker, or other nominee may, on routine matters, either vote your shares or leave your shares unvoted. The election of directors (Proposal 1) is a non-routine matter. The ratification of the selection of our independent registered public accounting firm (Proposal 2) is a routine matter. We encourage you to provide voting instructions to your bank, broker, or other nominee. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your bank, broker, or other nominee about how to submit your proxy to them at the time you receive the Notice.

If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank, or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, online, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

➢	You may submit another properly completed proxy card with a later date.
➢	You may grant a subsequent proxy by telephone or through the internet.
➢	You may send a timely written notice that you are revoking your proxy to our Secretary at 512 2nd Street, 4th Floor, San Francisco, California 94107. Such notice will be considered timely if it is received at the indicated address by close of business on the business day immediately preceding the date of the Annual Meeting.
➢	You may attend the live webcast of the Annual Meeting and vote online. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for Proposal No. 1, votes “For,” “Withhold” and broker non-votes, and, with respect to Proposal No. 2, votes “For” and “Against” as well as abstentions.

Abstentions and broker non-votes will have no effect and will not be counted towards the vote total for any proposal.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.” Proposal 1 is considered to be “non-routine” and we therefore expect broker non-votes to exist in connection with this proposal.

As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank, or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

How many votes are needed to approve each proposal?

➢	Proposal No. 1 – For the election of directors, the three nominees receiving the most “For” votes from the holders of shares present online or represented by proxy and entitled to vote on the election of directors will be elected. Accordingly, only votes “For” will affect the outcome.
➢	Proposal No. 2 – To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2021, the proposal must receive “For” votes from the holders of a majority of the voting power of the shares present in person, by remote communication or represented by proxy and voting affirmatively or negatively (excluding abstentions and broker non-votes) on the matter. Abstentions will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of a majority of the voting power of the outstanding shares entitled to vote are present at the meeting in person, by remote communication or represented by proxy. On the record date, there were 40,169,738 shares outstanding and entitled to vote. Thus, the holders of 20,084,870 shares must be present in person, by remote communication or represented by proxy at the meeting to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote online at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of the voting power of the shares present at the meeting in person, by remote communication or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

When are stockholder proposals and director nominations due for next year’s annual meeting?

To be considered for inclusion in our proxy materials for our 2022 Annual Meeting of Stockholders, your proposal must be submitted in writing by December 28, 2021 to our Secretary at 512 2nd Street, 4th Floor, San Francisco, California 94107, and you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. However, if the 2021 Annual Meeting of Stockholders is advanced by more than 30 days prior to or delayed by more than 30 days after June 8, 2022, then the deadline will be a reasonable time prior to the time we begin to print and send our proxy materials.

Pursuant to our Amended and Restated Bylaws, or our bylaws, if you wish to submit a proposal (including a director nomination) at the 2022 Annual Meeting of Stockholders that is not to be included in next year’s proxy materials, you must do so not later than the close of business on March 10, 2022 and no earlier than the close of business on February 8, 2022 provided, however, that if next year’s annual meeting is advanced by more than 30 days prior to or delayed by more than 30 days after June 8, 2022, your proposal must be submitted not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of such meeting is first made. You are advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. The chair of the 2022 Annual Meeting of Stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. In addition, the proxy solicited by our Board of Directors for the 2022 Annual Meeting will confer discretionary voting authority with respect to (i) any proposal presented by a stockholder at that meeting for which Olema has not been provided with timely notice and any proposal made in accordance with our bylaws, if the 2022 proxy statement briefly describes the matter and how management proxy holders intend to vote on it, if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) promulgated under the Exchange Act.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our amended and restated certificate of incorporation provides for a classified board of directors, or the Board of Directors, consisting of three classes of directors, each serving for a three-year term. Vacancies on our Board of Directors may be filled only by persons elected by a majority of the remaining directors. A director elected by our Board of Directors to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

Our Board of Directors currently is composed of nine directors. There are three directors whose term of office expires in 2021. Upon the recommendation of the Nominating and Corporate Governance Committee, our Board of Directors has nominated the three individuals listed in the table below for election as directors at the Annual Meeting. Mr. Clark, Dr. Horning and Dr. Hrustanovic were each previously elected to our Board of Directors pursuant to a voting agreement entered into with certain of our stockholders prior to our initial public offering, or our IPO, that terminated upon the completion of our IPO. If the nominees listed below are elected, they will each hold office until the annual meeting of stockholders in 2024 and until each of their successors has been duly elected and qualified or, if sooner, until the director’s death, resignation or removal. All nominees are currently serving on our Board of Directors and have consented to being named in this proxy statement and to serve if elected. It is our policy to encourage directors and nominees for director to attend the Annual Meeting. We did not hold an annual meeting of our stockholders in 2020.

The brief biographies below include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills that led the Nominating and Corporate Governance Committee to believe that each director or nominee should serve on the Board of Directors. Dr. Kushner is Dr. Harmon’s uncle by marriage. There are no other family relationships among any of our executive officers or directors.

		Term		Director
Nominees	Age(1)	Expires	Position(s) Held	Since
Ian Clark	60	2021	Chairperson of the Board	2020
Sandra Horning, M.D.	72	2021	Director	2020
Gorjan Hrustanovic, Ph.D.	32	2021	Director	2018

(1)	As of March 31, 2021

Ian Clark has served as a member of our Board of Directors since August 2020. Mr. Clark has served as a member of the boards of directors of publicly traded biopharmaceutical companies Takeda Pharmaceutical Company Limited since January 2019, AVROBIO, Inc. since January 2018, Corvus Pharmaceuticals, Inc. since January 2017, Guardant Health, Inc. since January 2017 and Agios Pharmaceuticals, Inc. since December 2016. Mr. Clark served as a member of the board of directors of publicly traded biopharmaceutical companies Forty Seven Inc. from May 2018 to April 2020, and Shire Pharmaceuticals, Inc. from February 2017 to January 2019. He also served as a member of the board of directors of Kite Pharma, Inc., then a publicly traded biopharmaceutical company, from January 2017 to October 2017. From September 2017 to September 2020, Mr. Clark was an Operating Partner at Blackstone Life Sciences, formerly Clarus Ventures, LLC, a venture capital firm. Prior to that, he served as Chief Executive Officer of Genentech, Inc. and as a member of the board of directors from January 2010 to December 2016. Prior to that he was the Executive Vice President and Chief Marketing Officer of the Roche Group from April 2009 to December 2009. He first joined Genentech in January 2003 as Senior Vice President, General Manager of BioOncology. Prior to Genentech, Mr. Clark spent 23 years in the biopharmaceutical industry in senior roles at Novartis International AG, Ivax Pharmaceuticals, Inc. and Sanofi S.A. in the United Kingdom, France and Eastern Europe. He started his career at G.D. Searle, LLC, a subsidiary of Monsanto Corporation, holding positions in sales and marketing. Ian received his B.S. in Biological Sciences and an Honorary Doctorate of Science from Southampton University in the United Kingdom. We believe Mr. Clark is qualified to serve on our Board of Directors due to his extensive experience in the biopharmaceutical industry, both as an executive officer and as a director of multiple public and private companies.

Sandra J. Horning, M.D. has served as a member of our Board of Directors since November 2020. Dr. Horning served as the Chief Medical Officer and Global Head of Product Development of Roche, Inc., from January 2013 until her retirement in October 2019, and prior to that as Global Head of Oncology Product Development of Roche, Inc. from September 2009 to December 2013. From July 1980 until August 2009, Dr. Horning was a practicing oncologist, investigator and tenured professor at Stanford University School of Medicine, where she remains a professor of medicine emerita. From 2005 to 2006, Dr. Horning served as the President of the American Society of Clinical Oncology. From April 2015 to July 2018, Dr. Horning served as a member of the board of directors of Foundation Medicine, Inc., a previous publicly traded molecular information company. She has served as a member of the board of directors of Moderna, Inc., a publicly traded biotechnology company, since March 2020, and Gilead Sciences, Inc., a publicly traded biopharmaceutical company, since

January 2020. Dr. Horning is also an advisor to and member of the board of EQRx, Inc., a biotechnology company. Dr. Horning received her M.D. from the University of Iowa School of Medicine and completed her internal medicine training at the University of Rochester and a fellowship in Oncology at Stanford University. We believe that Dr. Horning is qualified to serve on our Board of Directors due to her significant experience in the field of oncology and her product development leadership experience.

Gorjan Hrustanovic, Ph.D. has served as a member of our Board of Directors since July 2018. Dr. Hrustanovic has served as a Principal at BVF Partners L.P. since July 2018 and as an Analyst from September 2015 to July 2018. Dr. Hrustanovic also serves as a member of the boards of directors of Kymera Therapeutics Inc., a publicly traded biopharmaceutical company, a position he has held since March 2020, and a number of privately held companies, including Rain Therapeutics Inc. Dr. Hrustanovic received a B.S. in Molecular Biology and a B.S. in management science from the University of California, San Diego, and his Ph.D. in Cancer Biology & Cell Signaling from the University of California, San Francisco. We believe Dr. Hrustanovic is qualified to serve on our Board of Directors due to his experience in the life sciences industry as a venture capitalist and a director.

Vote Required

Directors are elected by a plurality of the votes of the holders of shares present in person, by remote communication or represented by proxy and entitled to vote on the election of directors. Accordingly, the three nominees receiving the highest number of affirmative votes will be elected. You may not vote your shares cumulatively for the election of directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by our Board of Directors. The Board of Directors has no reason to believe that any of the nominees would prove unable to serve if elected. There are no arrangements or understandings between us and any director, or nominee for directorship, pursuant to which such person was selected as a director or nominee.

The Board of Directors Recommends

a Vote “For” Each of the Nominees Named Above.

Information About Our Continuing Directors

Set forth below are the names, ages and length of service of the remaining members of our Board of Directors whose terms continue beyond the Annual Meeting.

		Term		Director
Continuing Directors	Age(1)	Expires	Position(s) Held	Since
Sean Bohen, M.D., Ph.D.	54	2023	President, Chief Executive Officer, and Director	2020
Cyrus Harmon, Ph.D.	50	2022	Director and Chief Technology Officer	2006
Cynthia Butitta	66	2022	Director	2020
Yi Larson	41	2023	Director	2021
Andrew Rappaport	63	2023	Director	2013
Graham Walmsley, M.D., Ph.D.	34	2022	Director	2020

(1)	As of March 31, 2021

The principal occupation, business experience, and education of each continuing director are set forth below.

Sean Bohen, M.D., Ph.D. has served as our Chief Executive Officer and as a member of our Board of Directors since September 2020. In September of 2020, Dr. Bohen joined Gyroscope Therapeutics, Ltd. as a non-executive director. In August 2019, Dr. Bohen joined AltruBio, Inc. (then AbGenomics, Inc.) as a non-executive director and continues in that role. From September 2015 to April 2019, Dr. Bohen served as the Executive Vice President, Global Medicines Development and Chief Medical Officer at AstraZeneca PLC. From June 2003 to July 2015, he held a number of senior leadership roles at Genentech, Inc., including Senior Vice President, Early Development, Genentech Research and Early Development. Prior to Genentech, Dr. Bohen was a Clinical Instructor in Oncology at Stanford University School of Medicine from October 2002 to December 2011, a research associate at the Howard Hughes Medical Institute from July 2000 to June 2003 and a postdoctoral fellow at the National Cancer Institute from January through December 1995. Dr. Bohen received a B.S. in Bacteriology from the University of Wisconsin-Madison, and a Ph.D. in Biochemistry & Biophysics and M.D. from the University of California, San Francisco. We believe Dr. Bohen is qualified to serve on our Board of Directors due to his extensive experience in the biopharmaceutical industry as an executive officer, as well as the perspective and experience he brings as our President and Chief Executive Officer.

Cyrus L. Harmon, Ph.D. has served as our Chief Technology Officer since September 2020 and as a member of our Board of Directors since August 2006. Dr. Harmon is one of our co-founders, and he served as our President and Chief Executive Officer from March 2007 to September 2020. From 2000 to 2002, Dr. Harmon served as the Vice President of Computational Genomics and General Manager at Affymetrix, Inc., later acquired by Thermo Fisher Scientific in 2016. From 1996 to 2000, Dr. Harmon founded and served as the Chief Executive Officer of Neomorphic, Inc., a computational biology company, before it was acquired by Affymetrix, Inc. Dr. Harmon received a B.A. and Ph.D. in molecular and cell biology from the University of California, Berkeley. We believe that Dr. Harmon is qualified to serve on our Board of Directors due to his extensive training as a scientist, significant knowledge and experience with respect to the biotechnology and pharmaceutical industries, and the perspective and experience he brings as one of our co-founders and executive officers.

Cynthia Butitta has served as a member of our Board of Directors since August 2020. Ms. Butitta served as the Chief Operating Officer of Kite Pharma Inc., a biopharmaceutical company, from March 2014 to September 2017 and as its Executive Vice President and Chief Financial Officer from January 2014 to May 2016. From May 2011 to December 2012, she was Senior Vice President and Chief Financial Officer at NextWave Pharmaceuticals, Inc., a specialty pharmaceutical company. Prior to that, Ms. Butitta served as Chief Operating Officer of Telik, Inc., a biopharmaceutical company, from March 2001 to December 2010 and as its Chief Financial Officer from August 1998 to December 2010. Ms. Butitta also served as Principal Accounting Officer of Telik, Inc. until December 2010. She has served as a member of the board of directors of Autolus Therapeutics plc and UroGen Pharma Ltd., both publicly traded biopharmaceutical companies, since March 2018 and October 2017, respectively. Ms. Butitta received a B.S. with honors in business and accounting from Edgewood College in Madison, Wisconsin and an M.B.A. in finance from the University of Wisconsin, Madison. We believe Ms. Butitta is qualified to serve on our Board of Directors due to her extensive executive experience in the biopharmaceutical industry.

Yi Larson has served as a member of our Board of Directors since April 2021. Ms. Larson is expected to begin serving as the Chief Financial Officer of LianBio, a biopharmaceutical company, in May 2021. From August 2019 to March 2021, she was Executive Vice President and Chief Financial Officer of Turning Point Therapeutics, Inc., a clinical stage precision oncology company. Prior to Turning Point, Ms. Larson worked at Goldman Sachs & Co. LLC where she held various roles since 2008, most recently as Managing Director of Healthcare Investment Banking. During her tenure at Goldman Sachs & Co. LLC, Ms. Larson advised a variety of biopharmaceutical company boards of directors and management teams on a range of strategic financial matters; and executed equity offerings, debt offerings, and M&A transactions. She also serves as a member of the board of directors of RayzeBio, Inc., a biopharmaceutical company, since April 2021. Ms. Larson graduated from The Wharton School at the University of Pennsylvania with a master’s degree in Business Administration concentrated in Finance. She also earned a master’s degree in Electrical Engineering and Computer Science and a bachelor’s degree in Electrical Engineering, both from the Massachusetts Institute of Technology. We believe Ms. Larson is qualified to serve on our Board of Directors due to her extensive global operational expertise, coupled with her extensive capital markets and healthcare banking experience.

Andrew Rappaport has served as a member of our Board of Directors since January 2013. Mr. Rappaport has served as the Managing Partner at Skyline Public Works, LLC, his family office, since 2003, and as the Managing Partner and Chief Investment Officer of SPW Investments, his family investment vehicle since 2005. Between 1996 and 2014, Mr. Rappaport was a partner at August Capital, a leading technology venture capital firm. Prior to August Capital, he was the President of the Technology Research Group, a global strategy consulting firm he founded in 1984. We believe Mr. Rappaport is qualified to serve on our Board of Directors due to his investment experience in the technology industry and his deep knowledge of our company.

Graham Walmsley, M.D., Ph.D. has served as a member of our Board of Directors since March 2020. Dr. Walmsley is a Founding Member and has served as a General Partner of Logos Global Management, LP, a biotechnology-focused hedge fund, since August 2019. From July 2016 to August 2019, he served as a Principal at Versant Ventures, a healthcare focused venture capital firm. Dr. Walmsley served as Head of Business Development at Pipeline Therapeutics Inc., a biotechnology company, from April 2018 to December 2018 and as Head of Business Development at Jecure Therapeutics, Inc., a biotechnology company, from June 2017 until its acquisition by Genentech, Inc., a subsidiary of Roche, in November 2018. He has served as a member of the board of directors of Akero Therapeutics and ALX Oncology Holdings Inc., both publicly traded biotechnology companies, since June 2018 and February 2020, respectively. Dr. Walmsley received a B.A. in molecular and cell biology from the University of California, Berkeley and a Ph.D. and an M.D. in stem cell biology and regenerative medicine from Stanford University School of Medicine. We believe Dr. Walmsley is qualified to serve on our Board of Directors due to his extensive background in the biotechnology industry and experience as a director of a publicly traded company.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Overview

We are committed to exercising good corporate governance practices. In furtherance of this commitment, we regularly monitor developments in the area of corporate governance and review our processes, policies, and procedures in light of such developments. Key information regarding our corporate governance initiatives can be found on the Investors section of our website, www.olema.com, including our Corporate Governance Guidelines, Code of Business Conduct and Ethics, and the charters for our Audit, Compensation, and Nominating and Corporate Governance Committees. We believe that our corporate governance policies and practices, including the substantial percentage of independent directors on our Board of Directors and the appointment of an independent Chair of the Board of Directors, empower our independent directors to effectively oversee our management—including the performance of our Chief Executive Officer—and provide an effective and appropriately balanced board governance structure.

Independence of the Board of Directors

As required under the Nasdaq listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by its board of directors. Our Board of Directors has undertaken a review of its composition, the composition of its committees, and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment, and affiliations, including family relationships, our Board of Directors has determined that Messrs. Clark and Rappaport, Ms. Butitta, Ms. Larson and Drs. Horning, Hrustanovic and Walmsley do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is otherwise “independent” as that term is defined under applicable Nasdaq listing standards. The Board of Directors also determined that Dr. McCormick was “independent” during his service on the Board of Directors in 2020 and 2021.  Drs. Bohen and Harmon, by virtue of their positions as our President and Chief Executive Officer and Chief Technology Officer, respectively, are not independent under applicable rules and regulations of the U.S. Securities and Exchange Commission, or the SEC, and the Nasdaq Listing Rules. In addition, our Board of Directors has determined that each member of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee meets the applicable Nasdaq and SEC rules and regulations regarding “independence” and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to the Company. In making these independence determinations, our Board of Directors considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

Board of Directors Leadership Structure

The positions of Chair of the Board of Directors and Chief Executive Officer are currently separated. Separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing our Chair to lead our Board of Directors in its fundamental role of providing advice to and oversight of other members of management. Our Board of Directors recognizes the time, effort, and energy that the Chief Executive Officer must devote to his position in the current business environment, particularly as our Board of Directors’ oversight responsibilities continue to grow.

Although our bylaws and Corporate Governance Guidelines do not require that we separate the Chair and Chief Executive Officer positions, our Board of Directors believes that having separate positions is the appropriate leadership structure for us at this time. Our Board of Directors recognizes that, depending on the circumstances, other leadership models, such as combining the role of Chair with the role of Chief Executive Officer, might be appropriate. Accordingly, our Board of Directors may periodically review its leadership structure. Our Board of Directors believes its administration of its risk oversight function has not affected its leadership structure.

Our Corporate Governance Guidelines provide that in the event that the Chair is not an independent director, our Board of Directors may designate one of the independent directors to serve as Lead Independent Director. Specific roles and responsibilities of the Lead Independent Director, which are detailed in our Corporate Governance Guidelines, include:

●	presiding at all meetings of the Board of Directors at which the Chair is not present, including executive sessions of the independent directors;
●	acting as liaison between the independent directors and the Chief Executive Officer and Chair;
●	presiding over meetings of the independent directors;

●	consulting with the Chair in planning and setting schedules and agendas for meetings of the Board of Directors to be held during the year; and
●	performing such other functions as the Board of Directors may delegate.

As discussed above, except for our Chief Executive Officer and our Chief Technology Officer, our Board of Directors consists of independent directors. The active involvement of these independent directors provide balance on the Board of Directors and promote strong, independent oversight of our management and affairs.

Role of the Board of Directors in Risk Oversight

Our Board of Directors believes that risk management is an important part of establishing, updating, and executing on our business strategy. Our Board of Directors, as a whole and at the committee level, has oversight responsibility relating to risks that could affect the corporate strategy, business objectives, compliance, operations, and the financial condition and performance of the Company. Our Board of Directors focuses its oversight on the most significant risks facing the Company and on its processes to identify, prioritize, assess, manage, and mitigate those risks. Our Board of Directors and its committees receive regular reports from members of the Company’s senior management on areas of material risk to the Company, including strategic, operational, financial, cybersecurity, legal, and regulatory risks. While our Board of Directors has an oversight role, management is principally tasked with direct responsibility for management and assessment of risks and the implementation of processes and controls to mitigate their effects on the Company.

The Audit Committee is responsible for overseeing our financial reporting process on behalf of our Board of Directors and reviewing with management and our auditors, as appropriate, our major financial risk exposures as well as risks relating to data privacy, technology, and information security, including cybersecurity and back-up of information systems, and the steps taken by management to monitor and control these exposures. The Compensation Committee is responsible for overseeing our practices and policies of employee compensation as they relate to risk management and risk-taking incentives to determine whether such compensation policies and practices are reasonably likely to have a material adverse effect on the Company. The Nominating and Corporate Governance Committee oversees the management of risks associated with our overall corporate compliance, Code of Conduct, and corporate governance practices and the independence and composition of our Board of Directors. These committees provide regular reports to the full Board of Directors.

Meetings of the Board of Directors

The Board of Directors met seven times during 2020. Each director attended 75% or more of the aggregate number of meetings of the Board of Directors and of the committees on which he or she served, held during the portion of 2020 for which he or she was a director or committee member.

Information Regarding Committees of the Board of Directors

The Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The following table provides membership and meeting information for 2020 for each of these committees of the Board of Directors:

Nominating and
Corporate
Name	Audit	Compensation	Governance
Sean Bohen, M.D., Ph.D.
Cynthia Butitta	✓*	✓
Ian Clark		✓*
Cyrus Harmon, Ph.D.
Sandra Horning, M.D., FACP, FASCO
Gorjan Hrustanovic, Ph.D.			✓*
Frank McCormick, Ph.D., F.R.S., D.Sc (Hon)(1)			✓
Andy Rappaport	✓	✓
Graham Walmsley, M.D., Ph.D.	✓		✓
Yi Larson(2)
Number of Meetings	3	1	0

*	Committee Chairperson

(1)	Dr. McCormick resigned from our Board of Directors in April 2021.
(2)	Ms. Larson joined our Board of Directors in April 2021; in connection with her appointment, Ms. Larson also became a member of the Nominating and Corporate Governance Committee.

Below is a description of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The written charters of the committees are available to stockholders on the Investors section of our website at www.olema.com. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.

Audit Committee

Our Audit Committee consists of Ms. Butitta, Mr. Rappaport and Dr. Walmsley, each of whom our Board of Directors has determined satisfies the independence requirements under the Nasdaq listing standards and Rule 10A-3(b)(1) of the Exchange Act. The Chair of our Audit Committee is Ms. Butitta. Our Board of Directors has determined that Ms. Butitta is an “audit committee financial expert” within the meaning of the SEC regulations. Each member of our Audit Committee can read and understand fundamental financial statements in accordance with the applicable Nasdaq listing standards. In arriving at these determinations, our Board of Directors has examined each Audit Committee member’s scope of experience and the nature of her or his employment in the corporate finance sector. The primary purpose of the audit committee is to discharge the responsibilities of our Board of Directors with respect to our corporate accounting and financial reporting processes, systems of internal control and financial statement audits, and to oversee our independent registered accounting firm. Specific responsibilities of this committee include:

●	helping our Board of Directors oversee our corporate accounting and financial reporting processes;
●	managing the selection, engagement, qualifications, independence, and performance of a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
●	discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;
●	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
●	reviewing related person transactions;
●	obtaining and reviewing a report by the independent registered public accounting firm at least annually that describes our internal quality control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and
●	approving or, as permitted, pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm.

Report of the Audit Committee of the Board of Directors

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2020 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Respectfully submitted,
The Audit Committee of the Board of Directors

Cynthia Butitta (Chairperson)
Andy Rappaport
Graham Walmsley, M.D., Ph.D.

The material in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

Our Compensation Committee consists of Ms. Butitta and Messrs. Clark and Rappaport, and the Chair of our Compensation Committee is Mr. Clark. Our Board of Directors has determined that each of Ms. Butitta and Messrs. Clark and Rappaport is independent under the Nasdaq listing standards. The primary purpose of our compensation committee is to discharge the responsibilities of our Board of Directors in overseeing our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate. The specific responsibilities of this committee include:

●	reviewing and approving, or reviewing and recommending to our Board of Directors for approval the compensation of our Chief Executive Officer, other executive officers and senior management;
●	reviewing and recommending to our Board of Directors the compensation of our directors;
●	administering our equity incentive plans and other benefit programs;
●	reviewing, adopting, amending, and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections, and any other compensatory arrangements for our executive officers and other senior management;
●	reviewing, evaluating and recommending to our Board of Directors succession plans for our executive officers; and
●	reviewing and establishing general policies relating to compensation and benefits of our employees, including our overall compensation philosophy.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets at least quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer and F.W. Cook Inc., or F.W. Cook, the Compensation Committee’s compensation consultant. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all of our books, records, facilities, and personnel. In addition, under the charter, the Compensation Committee has the authority to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal, accounting, or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

During the past fiscal year, after taking into consideration the six factors prescribed by the SEC and Nasdaq described above, the Compensation Committee engaged F.W. Cook as a compensation consultant. The Compensation Committee requested that F.W. Cook review industry-wide compensation practices and trends to assess the competitiveness of our executive and non-employee director compensation programs.

As part of its engagement, F.W. Cook was requested by the Compensation Committee to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group. F.W. Cook also conducted individual interviews with senior management to learn more about our business operations and strategy, key performance metrics and strategic goals, as well as the labor markets in which we compete. F.W. Wood ultimately developed recommendations that were presented to the Compensation Committee for its consideration and to the Board for its information. Following an active dialogue with F.W. Cook, the Compensation Committee recommended that the Board approve certain recommendations of F.W. Cook.

Compensation Committee Interlocks and Insider Participation

As noted above, the Company’s Compensation Committee consists of Ms. Butitta and Messrs. Clark and Rappaport. None of the members of the Compensation Committee is currently or has been at any time one of our officers or employees. None of our executive officers currently serves, or has served during the last year, as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Drs. Hrustanovic and Walmsley and Ms. Larson. Dr. McCormick served as a member of our Nominating and Corporate Governance Committee until his resignation from our Board of Directors in April 2021. The chair of our Nominating and Corporate Governance Committee is Dr. Hrustanovic. Our Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent under the Nasdaq Listing Rules, a non-employee director, and free from any relationship that would interfere with the exercise of his or her independent judgment.

Specific responsibilities of our Nominating and Corporate Governance committee include:

●	identifying and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by stockholders, to serve on our Board of Directors;
●	considering and making recommendations to our Board of Directors regarding the composition and chairmanship of the committees of our Board of Directors;
●	instituting plans or programs for the continuing education of our Board of Directors and orientation of new directors;
●	developing and making recommendations to our Board of Directors regarding corporate governance guidelines and matters; and
●	overseeing periodic evaluations of the Board of Directors’ performance, including committees of the Board of Directors.

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management; having sufficient time to devote to the affairs of the Company; demonstrating excellence in his or her field; having the ability to exercise sound business judgment; having experience as a board member or executive officer of another publicly held company; having a diverse personal background, perspective and experience; requirements of applicable law; and having the commitment to rigorously represent the long-term interests of our stockholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board of Directors, the operating requirements of Olema and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity (including diversity of gender, race, ethnicity, age, sexual orientation and gender identity), age, skills, and such other factors as it deems appropriate, given the current needs of the Board of Directors and Olema, to maintain a balance of knowledge, experience, and capability.

In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to Olema during their terms, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations, and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee establishes criteria for a potential candidate based on the qualifications and factors set forth above and engages a professional search firm to assist in finding a potential candidate based upon such criteria. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board of Directors by majority vote.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board of Directors may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: 512 2nd Street, 4th Floor, San Francisco, California 94107. Submissions must include, among other items required by our bylaws, the name, age, business address and residence address of the proposed nominee; the principal occupation or employment of such nominee; the class and number of shares of each class of capital stock of the Corporation which are owned of record and beneficially by the proposed nominee; the date or dates on which such shares were acquired and the investment intent of such acquisition; a statement whether the proposed nominee, if elected, intends to tender, promptly following such person’s failure to receive the required vote for election or re-election at the next meeting at which such person would face election or re-election, an irrevocable resignation effective upon acceptance of such resignation by the Board of Directors; and such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named as a nominee and to serving as a director if elected).

Stockholder Communications With the Board of Directors

Our Board of Directors believes that stockholders should have an opportunity to communicate with the Board of Directors, and efforts have been made to ensure that the views of stockholders are heard by the Board of Directors or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. Stockholders wishing to communicate with the Board of Directors or an individual director may send a written communication to the Board of Directors or such director c/o Olema Pharmaceuticals, Inc., 512 2nd Street, 4th Floor, San Francisco, California 94107, Attn: Secretary. The Secretary will review each communication. The Secretary will forward such communication to the Board of Directors or to any individual director to whom the communication is addressed unless the communication contains advertisements or solicitations or is unduly hostile, threatening, or similarly inappropriate, in which case the Secretary shall discard the communication.

Code of Business Conduct and Ethics

We adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers, and directors, including those officers responsible for financial reporting. The full text of our Code of Business Conduct and Ethics is posted on the Investors section of our website at www.olema.com. We intend to disclose future amendments to certain provisions of our Code of Business Conduct and Ethics, or waivers of such provisions, applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and our directors, on our website identified above.

Corporate Governance Guidelines

As part of our Board of Directors’ commitment to enhancing stockholder value over the long term, our Board of Directors has adopted a set of Corporate Governance Guidelines to provide the framework for the governance of the Company and to assist our Board of Directors in the exercise of its responsibilities. Our Corporate Governance Guidelines cover, among other topics, board composition and structure, board membership criteria, director independence, board and board committee assessments, committees of the Board of Directors, board access to management and outside advisors, and director orientation and education. The Corporate Governance Guidelines, as well as the charters for each committee of the Board of Directors, may be viewed on the Investors section of our website at www.olema.com.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2021 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited our financial statements since 2020. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm. However, the Audit Committee of the Board of Directors is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Vote Required

The affirmative vote of the holders of a majority of the voting power shares present in person, by remote communication or represented by proxy and voting affirmatively or negatively (excluding abstentions and broker non-votes) on the matter at the Annual Meeting will be required to approve this Proposal No. 2.

The Board of Directors Recommends

a Vote “For” Proposal No. 2.

Principal Accountant Fees and Services

The following table represents aggregate fees billed to Olema for the year ended December 31, 2020, by Ernst & Young LLP, our independent registered public accounting firm. We did not pay any fees to Ernst & Young LLP during the year ended December 31, 2019.

Year Ended December 31,
2020
(in thousands)
Audit Fees(1)	$946,675
Audit-Related Fees
Tax Fees
All Other Fees
Total Fees	$946,675

(1)	Audit Fees consist of fees for the audit of our annual financial statements, interim quarterly reviews, our initial public offering which closed in November 2020 and other professional services provided in connection with regulatory filings. The Company also incurred fees of $642,750 during the year ended December 31, 2020 associated with the audits of our annual financial statements for the years ended December 31, 2018 and 2019 and interim reviews within the fiscal year ended December 31, 2019.

All fees incurred subsequent to our initial public offering in November 2020 were pre-approved by our Audit Committee.

Pre-Approval Procedures

The Audit Committee has procedures in place for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm, Ernst & Young LLP. The Audit Committee generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of March 31, 2021 (except as noted) by:

●	each director and nominee for director;
●	each of the executive officers named in the Summary Compensation Table under “Executive Compensation” below (referred to throughout this proxy statement as our named executive officers);
●	all current executive officers and directors as a group; and
●	all those known by us to be beneficial owners of more than five percent of our outstanding common stock.

This table is based upon information supplied by officers and directors as well as Schedules 13G or 13D filed with the SEC by beneficial owners of more than five percent of our common stock. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 40,169,738 shares outstanding on March 31, 2021, adjusted as required by rules promulgated by the SEC.

Except as otherwise noted below, the address for persons listed in the table is c/o Olema Pharmaceuticals, Inc., 512 2nd Street, 4th Floor, San Francisco, California 94107.

	Beneficial Ownership
Beneficial Owner	Number of Shares	Percent of Total
5% Stockholders
Entities affiliated with BVF Partners L.P.(1)	6,661,503	16.6%
Entities affiliated with Logos Opportunities Fund I L.P.(2)	3,758,818	9.4%
Entities managed by Janus Capital Management LLC(3)	3,638,838	9.1%
Entities affiliated with Cormorant Asset Management, LP(4)	3,195,544	8.0%
Entities affiliated with RA Capital Management, L.P.(5)	2,150,404	5.4%
Entities affiliated with Wellington Management Group LLP.(6)	2,069,315	5.2%
Executive Officers and Directors
Sean Bohen(7)	1,027,965	2.5%
Cyrus Harmon(8)	1,271,550	3.2%
Peter Kushner(9)	1,431,672	3.6%
John Moriarty(10)	252,060	*
Ian Clark(11)	229,416	*
Cynthia Butitta(12)	103,602	*
Sandra Horning, M.D. (13)	14,347	*
Gorjan Hrustanovic, Ph.D. (14)	26,898	*
Yi Larson (15)	597	*
Andrew Rappaport(16)	557,704	1.4%
Graham Walmsley, M.D., Ph.D. (17)	3,770,773	9.4%
All executive officers and directors as a group (14 persons)(18)	9,877,468	23.6%

*	Represents beneficial ownership of less than 1%.
(1)	This information is as of November 19, 2020 and is based solely on information contained in the Schedule 13D filed with the SEC on November 20, 2020 by Biotechnology Value Fund, L.P., or BVF, BVF I GP LLC, or BVF GP, Biotechnology Value Fund II, L.P., or BVF2, BVF II GP LLC, or BVF2 GP, Biotechnology Value Trading Fund OS LP, or Trading Fund OS, BVF Partners OS Ltd., or Partners OS, BVF GP Holdings LLC, or BVF GPH, BVF Partners L.P., or Partners, BVF Inc., Mark N. Lampert and Gorjan Hrustanovic. BVF and BVF GP may each be deemed to beneficially own 3,392,663 of the shares and each has shared voting and dispositive power over the shares it is deemed to beneficially own. BVF2 and BVF2 GP may each be deemed to beneficially own 2,523,265 of the shares and each has shared voting and dispositive power over the shares it is deemed to beneficially own. Trading Fund OS and Partners OS may each be deemed to beneficially own 436,082 of the shares and each has shared voting and dispositive power over the shares it is deemed to beneficially own. BVF GPH may be deemed to beneficially own 5,915,928 of the shares and has shared voting and dispositive power over such shares. Partners, BVF Inc. and Mr. Lampert may each be deemed to beneficially own all of the shares and each has shared voting and dispositive power over the shares. Dr. Hrustanovic may be deemed to beneficially own 14,944 of the shares and has sole voting and dispositive power over such shares. BVF GP, as the general partner of BVF, may be deemed to beneficially own the shares beneficially owned by BVF. BVF2 GP, as the general partner of BVF2, may be deemed to beneficially own the shares beneficially owned by BVF2. Partners OS, as the general partner of Trading Fund OS, may be deemed to beneficially own the beneficially owned by Trading Fund OS. BVF GPH, as the sole member of each of BVF GP and BVF2 GP, may be deemed to beneficially own the shares beneficially owned in the aggregate by BVF and BVF2. Partners, as the general partner of BVF, BVF2, the investment manager of Trading Fund OS, and the sole member of Partners OS, may be deemed to beneficially own the shares beneficially owned by BVF, BVF2, Trading Fund OS and Partners Managed Accounts. BVF, Inc., as the general partner of Partners, may be deemed to beneficially own the shares beneficially owned by Partners. Mr. Lampert, as a director and officer of BVF Inc., may be deemed to beneficially own the shares beneficially owned by BVF Inc. The address of each of the entities and individuals is 44 Montgomery St. 40th floor, San Francisco, California 94104.
(2)	This information is as of November 23, 2020 and is based solely on information contained in the Schedule 13D filed with the SEC on December 3, 2020 by Logos Global Management LP, or Logos Global, Logos Global Management GP LLC, or Logos Global GP, Logos Opportunities GP LLC, or Logos Opportunities GP, Logos GP LLC, or Logos GP, Arsani William and Graham Walmsley. Logos Global, Logos Global GP, Dr. William, and Logos GP may be deemed to beneficially own 3,743,875 of the shares and each has shared voting and dispositive power over such shares. Logos Opportunities GP may be deemed to beneficially own 2,583,875 of the shares and has shared voting and dispositive power over such shares. Dr. Walmsley may be deemed to beneficially own all of the shares and has shared voting and dispositive power over 3,743,875 of the shares and sole voting and dispositive power over 14,943 of the shares. Logos Global is an investment adviser to several private investment funds, or collectively, the Funds. Logos Global GP is the general partner of Logos Global. Logos GP and Logos Opportunities GP are the general partners of the Funds. Logos GP is the manager of Logos Opportunities GP. Dr. William is the controlling person of Logos Global and Logos GP. Dr. William and Dr. Walmsley are the co-portfolio managers of two of the Funds that own the shares, and Dr. William is the portfolio manager of the other Fund that owns the shares. The address for each of the entities and individuals is One Letterman Drive, Building D, Suite D3-700, San Francisco, CA 94129.
(3)	This information is as of December 31, 2020 and is based solely on information contained in the Schedule 13G filed with the SEC on February 12, 2021. Janus Henderson Group plc may be deemed to beneficially own the shares and has shared voting and dispositive power over the shares. Janus Henderson Group is a parent holding company/control person and has a 100% ownership interest in Janus Capital Management LLC. Janus Capital Management in its role as investment advisor or sub-investment advisor to certain management portfolios, may be deemed to beneficially own the shares. The address for Janus Capital Management LLC is 201 Bishopgate, EC2M 3AE, United Kingdom.
(4)	This information is as of December 31, 2020 and is based solely on information contained in the Schedule 13G/A filed with the SEC on February 16, 2021 by Cormorant Global Healthcare Master Fund, LP, or the Master Fund, Cormorant Global Healthcare GP, LLC, or Master Fund GP, Cormorant Private Healthcare Fund II, LP, or Fund II, Cormorant Private Healthcare GP II, LLC, or Fund II GP, Cormorant Private Healthcare Fund III, LP, or Fund III, Cormorant Private Healthcare GP III, LLC, or Fund III GP, Cormorant Asset Management, LP, or Asset Management and Bihua Chen. Master Fund and Master Fund GP may be deemed to beneficially own 871,944 of the shares. Fund II and Fund II GP may be deemed to beneficially own 1,684,920 of the shares. Fund III and Fund III GP may be deemed to beneficially own 587,871 of the shares. Asset Management and Ms. Chen may be deemed to beneficially own all of the shares. Each of the foregoing entities and individuals has shared voting and dispositive power over the shares they are deemed to beneficially own. Master Fund GP, Fund II GP and Fund III GP serve as the general partners of the Master Fund, Fund II and Fund III, respectively. Asset Management serves as the investment manager to the Master Fund, Fund II, Fund III and a managed account, or the Account. Ms. Chen serves as the managing member of Master Fund GP, Fund II GP, Fund III GP and the general partner of Asset Management. The address for each of the entities and for Ms. Chen is 200 Clarendon Street, 52nd Floor, Boston Massachusetts 02116.
(5)	This information is as of December 31, 2020 and is based solely on information contained in the Schedule 13G filed with the SEC on February 16, 2021 by RA Capital Management, L.P., or RA Capital, Peter Kolchinsky and Rajeev Shah. Each of RA Capital, as a registered investment advisor, and Dr. Kolchinsky and Mr. Shaw, as control persons, may be deemed to beneficially own the shares and have shared voting and dispositive power over the shares. The address of each of RA Capital, Dr. Kolchinsky and Mr. Shaw is 200 Berkeley Street, 18th Floor, Boston, Massachusetts 02116.
(6)	This information is as of December 31, 2020 and is based solely on information contained in the Schedule 13G filed with the SEC on February 4, 2021 by Wellington Management Group LLP, or Management Group, Wellington Group Holdings LLP, or Group Holdings, Wellington Investment Advisors Holdings LLP, or Investment Advisors Holdings, and Wellington Management Company LLP, or Management Company. Each of Management Group, Group Holdings, and Investment Advisors Holdings, as an investment advisor or parent holding company or control person, may be deemed to beneficially own 2,069,315 of the shares and has shared dispositive power over all of such shares and shared voting power over 2,039,263 of such shares. Management Company, as an investment advisor or parent holding company or control person, may be deemed to beneficially own 2,046,373 of the shares and has shared dispositive power over all of such shares and shared voting power over 2,025,531 of such shares. The address for each of the foregoing entities is c/o Wellington Management Company LLP, 280 Congress Street, Boston, Massachusetts, 02210.
(7)	Consists of (i) 51,659 shares held of record by Mr. Bohen and (ii) 976,316 shares issuable pursuant to outstanding stock options held by Mr. Bohen which are exercisable within 60 days of March 31, 2021.
(8)	Consists of (i) 1,233,674 shares held of record by Dr. Harmon and (ii) 37,976 shares issuable pursuant to outstanding stock options held by Dr. Harmon which are exercisable within 60 days of March 31, 2021.

(9)	Consists of 1,431,672 shares held of record by Dr. Kushner.
(10)	Consists of 252,060 shares issuable pursuant to outstanding stock options held by Mr. Moriarty which are exercisable within 60 days of March 31, 2021.
(11)	Consists 229,416 shares issuable pursuant to outstanding stock options held by Mr. Clark which are exercisable within 60 days of March 31, 2021.
(12)	Consists of (i) 83,876 shares held of record by Ms. Butitta and (ii) 19,726 shares issuable pursuant to outstanding stock options held by Ms. Butitta which are exercisable within 60 days of March 31, 2021.
(13)	Consists of 14,347 shares issuable pursuant to outstanding stock options held by Dr. Horning which are exercisable within 60 days of March 31, 2021.
(14)	Consists of 26,898 shares issuable pursuant to outstanding stock options held by Dr. Hrustanovic which are exercisable within 60 days of March 31, 2021.
(15)	Consists of 597 shares issuable pursuant to outstanding stock options held by Ms. Larson.
(16)	Consists of (i) 481,014 shares held of record by Mr. Rappaport and (ii) 76,690 shares issuable pursuant to outstanding stock options held by Dr. Rappaport which are exercisable within 60 days of March 31, 2021.
(17)	Consists of (i) 3,743,875 shares held of record by entities affiliated with Logos Opportunity Fund I L.P. and (ii) 26,898 shares issuable pursuant to outstanding stock options held by Dr. Walmsley which are exercisable within 60 days of March 31, 2021.
(18)	Consists of (i) 8,158,781 shares held of record and (ii) 1,718,687 shares issuable pursuant to outstanding stock options which are exercisable within 60 days of March 31, 2021.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our executive officers as of March 31, 2021:

Name	Age	Position
Sean Bohen, M.D., Ph.D.	54	President, Chief Executive Officer and Director
Cyrus L. Harmon, Ph.D.	50	Chief Technology Officer and Director
Peter J. Kushner, Ph.D.	82	Chief Scientific Officer
David C. Myles, Ph.D.	58	Chief Development Officer
Shane Kovacs	47	Chief Operating and Financial Officer
Kinney Horn	46	Chief Business Officer
John B. Moriarty, Jr., J.D.	53	Executive Vice President, Chief Legal Officer and Secretary

(1)	Please see “Information About Our Continuing Directors” for Drs. Bohen’s and Harmon’s biographies.

Peter J. Kushner, Ph.D. has served as our Chief Scientific Officer since March 2007, served as a member of our Board of Directors from August 2006 to March 2020 and is one of our co-founders. He is also Professor Emeritus at the University of California, San Francisco, in the Department of Medicine, an association that began in 1986. From 1985 to 1986 he was a senior scientist at California Biotechnology. Dr. Kushner also co-founded Serra Pharmaceuticals, Inc. in 1996, which was acquired by Karo Bio (now Karo Pharma), and served on the board of directors of Karo Bio until 2004. Dr. Kushner received a B.A. from Dartmouth College in mathematics honors and philosophy, and his Ph.D. in molecular biology from the Institute of Molecular Biology and Department of Biology at the University of Oregon in 1979. He was a post-doctoral fellow and Howard Hughes Research Associate at the University of California, San Francisco, in the Department of Biochemistry and Biophysics.

David C. Myles, Ph.D. has served as our Chief Development Officer since June 2020. Prior to that, he served as our Executive Vice President, Drug Discovery and Development beginning in April 2008. From 2006 to 2008, Dr. Myles co-founded and served as the Chief Operating Officer of Epiphany Biosciences, Inc. From January 2006 to November 2007, he served as the Executive Director of Chemistry at Kosan Biosciences, Inc. From 1998 to 2001, Dr. Myles served as the Associate Director of Medical Chemistry at Chiron Corporation, a biotechnology company that was later acquired by Novartis International AG. From 1991 to 1998, he was an Assistant Professor in the Department of Chemistry and Biochemistry at University of California, Los Angeles. Dr. Myles currently serves as the Finance Chair on Board of Directors of Point Blue. Dr. Myles received a B.A. in chemistry from Occidental College, and his Ph.D. in chemistry from Yale University. He was a National Institute of Health post-doctoral fellow at Harvard University.

Shane Kovacs has served as our Chief Operating and Financial Officer since June 2020. Prior to joining us, Mr. Kovacs served as Chief Business and Financial Officer at BlueRock Therapeutics LP from September 2018 to March 2020. Mr. Kovacs served as Managing Director, Head of Biotechnology Investment Banking at RBC Capital Markets from May 2017 to September 2018. From June 2013 to May 2017, Mr. Kovacs served in various positions at PTC Therapeutics, Inc., including Executive Vice President, Chief Financial Officer; Head of Corporate Development; and director of PTC Therapeutics International Limited, an indirect wholly owned subsidiary of PTC Therapeutics, Inc. From March 2004 to May 2013, Mr. Kovacs served in various positions at Credit Suisse, including Managing Director, Healthcare Investment Banking. Mr. Kovacs received a B.Eng. in chemical engineering and a B.S. in life sciences from Queen’s University and an M.B.A. from the University of Western Ontario.

Kinney Horn has served as our Chief Business Officer since May 2020. From May 2019 to April 2020, Mr. Horn was an Entrepreneur in Residence at EcoR1 Capital, an investment advisory firm focused on biotechnology. From January 2003 to April 2019, Mr. Horn served as the Director of Business Development at Genentech, Inc. Prior to Genentech, Mr. Horn served in various investment banking and venture capital roles from 1998 to 2003. Mr. Horn received a B.A. in economics and international affairs from University of Mary Washington and an M.S. in biochemistry from Georgetown University.

John B. Moriarty, Jr., J.D. has served as our Executive Vice President, Chief Legal Officer and Corporate Secretary since September 2020. From March 2018 to July 2020, he served as Executive Vice President, General Counsel and Secretary at Portola Pharmaceuticals, Inc., which was acquired by Alexion Pharmaceuticals, Inc. in July 2020. From September 2014 to February 2018, Mr. Moriarty served as Executive Vice President and General Counsel of Alexion Pharmaceuticals, Inc., and from December 2012 to September 2014, he served as Senior Vice President and General Counsel of Alexion. Prior to joining Alexion in December 2012, he served as General Counsel and Chief Legal Officer at Elan Corporation plc, an Irish public limited company traded on the New York and Irish Stock Exchanges, and also served as a member of Elan’s Executive Management team from March 2010 to December 2012. Prior to assuming the role of General Counsel and Chief Legal Officer, Mr. Moriarty served as Senior Vice President of Law, Litigation and Commercial Operations at Elan from December 2008 to March 2010. From 2002 to 2008, Mr. Moriarty held various positions with Amgen Inc., including Executive Director and Associate General Counsel, Global Commercial Operations—Amgen Oncology and Senior Counsel, Complex Litigation, Products Liability and Government Investigations. From 1994 and 2002, Mr. Moriarty served in various capacities in private practice focused on healthcare and as a healthcare fraud prosecutor in the U.S. Attorney’s Office and the Virginia Attorney General’s Office. Mr. Moriarty received a B.A. from the University of Virginia and J.D. from the University of Georgia School of Law.

EXECUTIVE COMPENSATION

The following table shows for the years ended December 31, 2019 and 2020, the compensation awarded to or paid to, or earned by, each individual who served as our principal executive officer and each of our two other most highly compensated executive officers during the fiscal year ended December 31, 2020, or the named executive officers.

Summary Compensation Table for 2020

					Non-Equity
			Stock	Option	Incentive Plan
		Salary	Awards	Awards	Compensation(3)	Total
Name and Principal Position	Year	($)	($)(1)	($)(2)	($)	($)
Sean Bohen	2020	177,977		10,311,362	109,160	10,598,498
President and Chief Executive Officer
Cyrus Harmon, Ph.D.	2020	395,833	344,046	2,974,853	262,158	3,976,890
Chief Technology Officer and former Chief Executive Officer(4)	2019	300,000				300,000
Peter J. Kushner, Ph.D.	2020	293,452	344,046	2,250,717	136,500	3,024,715
Chief Scientific Officer	2019	200,000				200,000
John B. Moriarty(5)	2020	125,556		2,833,750	57,656	3,016,961
Executive Vice President, Chief Legal Officer

(1)	Amounts represent the grant date fair value of the stock awards granted to the named executive officers during 2020 as computed in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in Note 9 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the named executive officers.
(2)	Amounts represent the aggregate grant date fair value of stock options granted to our named executive officers during 2020, computed in accordance with ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 9 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the named executive officers.
(3)	Amounts represent annual performance-based cash bonuses earned by our named executive officers based on the achievement of certain corporate performance objectives and individual performance during 2020. For more information regarding these bonuses, see below under “Narrative to Summary Compensation Table—Annual Bonus Plan.”
(4)	Dr. Harmon transitioned from his role as the Company’s President and Chief Executive Officer to Chief Technology Officer in September 2020.
(5)	Mr. Moriarty began serving as our Executive Vice President, Chief Legal Officer and Secretary in September 2020.

Narrative to Summary Compensation Table

Base Salary

Base salaries for our executive officers were initially established through arm’s-length negotiations at the time of the executive officer’s hiring, taking into account such executive officer’s qualifications, experience, the scope of his or her responsibilities and competitive market compensation paid by other companies for similar positions within the industry and geography. Base salaries are reviewed periodically, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. In making decisions regarding salary increases, we may also draw upon the experience of members of our board of directors with executives at other companies.

In March 2021, the Compensation Committee approved (and the Board of Directors approved with respect to Dr. Bohen) the following base salaries for our named executive officers, effective November 18, 2020: for Dr. Bohen, $595,000; for Dr. Harmon, $500,000; for Dr. Kushner, $400,000; and for Mr. Moriarty, $400,000.

Annual Bonus Plan

Our executive officers are eligible to receive performance-based cash bonuses, which are designed to provide appropriate incentives to our executives to achieve defined performance goals and to reward our executives for individual achievement toward these goals. The performance-based bonus each executive officer is eligible to receive is generally based on the extent to which we achieve the corporate goals that our board or compensation committee establishes and is paid annually. Annually, the Compensation Committee of our Board of Directors reviews the company’s performance and determines the actual bonus payout to be awarded to each of our eligible executive officers.

For 2020, our named executive officers were eligible to earn annual cash bonuses based on the achievement of certain corporate performance objectives approved by our Board of Directors. In March 2021, the Compensation Committee reviewed the Company’s achievements against our 2020 corporate goals. Based on the level of corporate achievement in 2020, the Compensation Committee approved bonus payments for 2020 for Drs. Harmon and Kushner and Mr. Moriarty, and the Board of Directors approved bonus payment for 2020 for Dr. Bohen as set forth in the table below:

Named Executive Officer	2020 Award
Sean Bohen, M.D., Ph.D.	$109,160
Cyrus L. Harmon, Ph.D.	$262,158
Peter J. Kushner, Ph.D.	$136,500
John B. Moriarty, Jr., J.D.	$57,656

Equity Compensation

We believe that our ability to grant equity-based awards is a valuable and necessary compensation tool that aligns the long-term financial interests of our executive officers with the financial interests of our stockholders. In addition, we believe that our ability to grant equity-based awards helps us to attract, retain and motivate executive officers, and encourages them to devote their best efforts to our business and financial success. Vesting of equity awards is generally tied to continuous service with us and serves as an additional retention measure. Our executive officers generally are awarded an initial new hire grant upon commencement of employment, as well as annual grants.

Each of our named executive officers currently holds stock options under our 2020 Equity Incentive Plan, or the 2020 Plan, and/or our 2014 Equity Incentive Plan, or the 2014 Plan, that were granted subject to the general terms of the applicable plan and the applicable forms of stock option agreement thereunder. The specific vesting terms of each named executive officer’s stock options are described below under “—Outstanding Equity Awards at December 31, 2020.” For additional information about our equity compensation plans, please see the section titled “—Equity Compensation Plans” below.

We currently grant all equity awards pursuant to the 2020 Plan. All options are granted with a per share exercise price equal to no less than the fair market value of a share of our common stock on the date of the grant, and generally vest 25% after one year from the vesting commencement date and on a monthly basis thereafter over 36 months, subject to the continued service with us through each vesting date. All options have a maximum term of up to 10 years from the date of grant, subject to earlier expiration following the cessation of an executive officer’s continuous service with us. Option vesting is subject to acceleration as described below under “—Potential Payments upon Termination or Change in Control” and “—Equity Compensation Plans.” Options generally remain exercisable for three months following an executive officer’s termination, except in the event of a termination for cause or due to disability or death.

Employment Terms

We have entered into employment agreements or offer letters with each of our named executive officers. Descriptions of such arrangements with our named executive officers are included under the caption “—Employment Arrangements” below.

Outstanding Equity Awards at December 31, 2020

The following table shows, certain information regarding outstanding equity awards at December 31, 2020 for the named executive officers.

		Option Awards							Stock Awards
											Market
			Number of		Number of				Number of		value of
			Securities		Securities				shares or		shares or
			Underlying		Underlying				units of		units of
		Vesting	Unexercised		Unexercised		Option	Option	stock that		stock that
		Commencement	Options		Options		Exercise	Expiration	have not		have not
Name	Grant Date	Date	Exercisable (#)		Unexercisable (#)		Price ($)	Date	Vested (#)		vested $)(1)
Sean Bohen	09/19/2020	09/01/2020	976,316	(2)	—		4.82	09/18/2030	—		—
	09/19/2020	09/01/2020	—		82,931	(3)	4.82	09/18/2030	—		—
	09/19/2020	09/01/2020	—		—		—	—	51,649	(4)	2,483,284
	11/18/2020	11/01/2020	—		538,020	(5)	19.00	11/17/2030	—		—
Cyrus Harmon	06/15/2020	06/15/2020	—		—		—	—	125,538	(6)	6,035,867
	09/12/2020	09/12/2020	14,241		213,618	(7)	4.82	09/11/2030	—		—
	11/18/2020	11/10/2020	—		179,340	(5)	19.00	11/17/2030	—		—
Peter Kushner	06/15/2020	06/15/2020	—		—		—	—	125,538	(6)	6,035,867
	11/18/2020	11/10/2020	—		179,340	(5)	19.00	11/17/2030	—		—
John Moriarty	09/19/2020	09/08/2020	252,060	(8)	—		4.82	09/18/2030	—		—
	11/18/2020	11/10/2020	—		161,406	(5)	19.00	11/17/2030	—		—

(1)	The market value is based on the closing price of our common stock as of December 31, 2020 of $48.08 per share.
(2)	25% of the shares subject to the option vest on September 1, 2021, and the remaining shares vest in 36 equal monthly installments thereafter, subject to continuous service as of each such vesting date.
(3)	25% of the shares subject to the option vest on September 1, 2021, and 25% of the shares subject to the option vest on January 1, 2022, 2023 and 2024, subject to continuous service as of each such vesting date.
(4)	These shares of common stock were purchased upon the early exercise of an option to purchase shares of our common stock and vest on September 1, 2021, subject to continuous service as of such date.
(5)	25% of the shares subject to the option vest on November 10, 2021, and the remaining shares vest in 36 equal monthly installments thereafter, subject to continuous service as of each such vesting date.
(6)	The shares subject to the restricted stock award vest in 48 equal monthly installments measured from June 15, 2020, subject to continuous service as of each such vesting date.
(7)	The shares subject to the option vest in 48 equal monthly installments measured from September 12, 2020, subject to continuous service as of each such vesting date.
(8)	25% of the shares subject to the option vest on September 8, 2021, and the remaining shares vest in 36 equal monthly installments thereafter, subject to continuous service as of each such vesting date.

Employment Arrangements

Below are descriptions of our employment agreements and arrangements with our named executive officers. The agreements generally provide for at-will employment without any specific term and set forth the named executive officer’s initial base salary, annual target bonus and severance benefits upon a qualifying termination of employment or change in control of our company. Each named executive officer is also eligible to participate in all employee benefit plans that are generally available to our employees. Furthermore, each of our named executive officers has executed our standard form of proprietary information and inventions assignment agreement. The key terms of the employment agreements with our named executive officers, including potential payments upon termination or change in control, are described below.

Sean Bohen, M.D., Ph.D.

In September 2020, we entered into an initial offer letter with Dr. Bohen that set forth the initial terms and conditions of his employment with us. In November 2020, we and Dr. Bohen entered into an amended and restated employment agreement that governs the current terms of his employment. Pursuant to the amended and restated employment agreement his annual base salary was $500,000, and his annual performance bonus target achievement was equal to 50% of his base salary. In March 2021, the Board approved increasing Dr. Bohen’s base salary to $595,000 effective as of November 18, 2020, and his annual performance bonus target achievement to 55% of his base salary. Dr. Bohen remains eligible for future equity awards as determined by our board of directors. Dr. Bohen is also entitled to certain severance benefits, the terms of which are described below under the section titled “-Potential Payments and Benefits Upon Termination or Change of Control.” Dr. Bohen’s employment is at will.

Cyrus Harmon, Ph.D.

In June 2020, we and Dr. Harmon entered into an offer letter governing the terms of his employment. In November 2020, we and Dr. Harmon entered into an amended and restated employment agreement that governs the current terms of his employment. Pursuant to the amended and restated employment agreement his annual base salary was $500,000, and his annual performance bonus target achievement was equal to 40% of his base salary. Dr. Harmon remains eligible for future equity awards as determined by our board of directors. Dr. Harmon is also entitled to certain severance benefits, the terms of which are described below under the section titled “-Potential Payments and Benefits Upon Termination or Change of Control.” Dr. Harmons’s employment is at will.

Peter Kushner, Ph.D.

In June 2020, we and Dr. Kushner entered into an offer letter governing the terms of his employment. In November 2020, we and Dr. Kushner entered into an amended and restated employment agreement that governs the current terms of his employment. Pursuant to the amended and restated employment agreement his annual base salary was initially $350,000, and his annual performance bonus target achievement was equal to 30% of his base salary. In March 2021, the Board approved increasing Dr. Kushner’s base salary to $400,000 effective as of November 18, 2020, and his annual performance bonus target achievement to 40% of his base salary Dr. Kushner remains eligible for future equity awards as determined by our board of directors. Dr. Kushner is also entitled to certain severance benefits, the terms of which are described below under the section titled “-Potential Payments and Benefits Upon Termination or Change of Control.” Dr. Kushner’s employment is at will.

John B. Moriarty, Jr., J.D.

In September 2020, we entered into an initial offer letter with Mr. Moriarty that set forth the initial terms and conditions of his employment with us. In November 2020, we and Mr. Moriarty entered into an amended and restated employment agreement that governs the current terms of his employment. Pursuant to the amended and restated employment agreement his annual base salary was $400,000, and his annual performance bonus target achievement was equal to 35% of his base salary. In March 2021, the Board approved increasing Mr. Moriarty’s annual performance bonus target achievement to 40% of his base salary. Mr. Moriarty remains eligible for future equity awards as determined by our board of directors. Mr. Moriarty is also entitled to certain severance benefits, the terms of which are described below under the section titled “-Potential Payments and Benefits Upon Termination or Change of Control.” Mr. Moriarty’s employment is at will.

Potential Payments upon Termination or Change in Control

Pursuant to our named executive officers’ amended and restated employment agreements, if (a) the officer’s employment is terminated without cause (as defined in the respective agreement) or (b) the officer resigns for good reason (as defined in the respective agreement), then in addition to any amounts accrued and payable under the terms of our benefit plans through the date of termination, the officer will be entitled to receive severance as described below. The level of severance benefits will depend on whether or not the termination without cause or resignation for good reason occurs within a “change in control period” that begins three months before the effective date of a change in control (as defined in the respective agreement) and extends through the period ending 18 months following the effective date of a change in control.

If the officer’s employment is terminated without cause or resignation for good reason outside of the change in control period, the officer will be entitled to receive severance in the form of 12 months (18 months in the case of our CEO) of his then-current base salary, such amount to be paid in equal installments over a twelve-month period after the date of termination, subject to applicable taxes and withholding, as well as up to 12 months (18 months in the case of our CEO) of COBRA coverage. The officer will remain eligible for an annual bonus amount for the year of the separation of service to be determined by our board of directors based on corporate performance during the year and prorated based on months of service, subject to applicable taxes and withholding. In addition, Dr. Bohen is entitled to accelerated vesting of his then-outstanding unvested equity awards that would have vested within the next 12 months following his termination date and, with respect to the option award granted to him in connection with the commencement of his employment, 100% accelerated vesting. In the case of Drs. Harmon and Kushner and Mr. Moriarty, 50% of his then-unvested time-based equity grants shall accelerate and become fully vested as of the termination date. Further, in the case of each of Drs. Harmon and Kushner, if the termination without cause or resignation for good reason occurs prior to November 23, 2021, 100% of his then-unvested time-based equity grants shall accelerate and become fully vested as of the termination date.

If the officer’s employment is terminated without cause or resignation for good reason within the change in control period, the officer will be entitled to receive severance in the form of 12 months (18 months in the case of our CEO) of his then-current base salary plus his target bonus for the year of termination to be paid in a lump sum, subject to applicable taxes and withholding, as well as up to 12 months (18 months in the case of our CEO) of COBRA coverage. The officer will also remain eligible for an annual bonus amount for the year of the separation of service to be determined by our board of directors based on corporate performance during the year and prorated based on months of service. In addition, all his then-unvested time-based equity grants shall accelerate and become fully vested as of the termination date.

These severance benefits are conditioned upon the officer continuing to comply with his obligations under his proprietary information agreement and his delivery of a general release of claims in favor of the company that becomes effective and irrevocable within 60 days of the date of termination. In the event of any payments to our named executive officers being characterized as parachute payments under Section 280G of the Internal Revenue Code of 1986, as amended, or the Code, the officer will receive either a reduced payment amount or the full payment about, depending on which results in a more favorable economic benefit.

Other Compensation and Benefits

All of our current named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, life, disability, and accidental death and dismemberment insurance plans, in each case on the same basis as all of our other employees. We pay the premiums for the life, disability, and accidental death and dismemberment insurance for all of our employees, including our named executive officers.

Our named executive officers did not participate in, or earn any benefits under, any nonqualified deferred compensation plan sponsored by us during the fiscal year ended December 31, 2020. Our Board of Directors may elect to provide our officers and other employees with nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.

Our named executive officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by us during fiscal 2020.

401(k) Plan

We maintain a 401(k) plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax-advantaged basis. Eligible employees are able to defer eligible compensation up to certain limits under the Internal Revenue Code of 1986, as amended, or the Code, which are updated annually. We have the ability to make matching and discretionary contributions to the 401(k) plan. Beginning in 2021, we began making matching contributions to the 401(k) plan up to 4% of an employee’s base salary. The 401(k) plan is intended to be qualified under Section 401(a) of the Code, with the related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan are deductible by us when made, and contributions and earnings on those amounts are not generally taxable to the employees until withdrawn or distributed from the 401(k) plan.

Perquisites and Other Personal Benefits

We do not provide perquisites or other personal benefits to our named executive officers.

No Tax Gross-Ups

In 2019 and 2020, we did not make gross-up payments to cover our named executive officers’ personal income taxes that pertained to any of the compensation or perquisites paid or provided by the Company.

Equity Compensation Plans

The principal features of our equity compensation plans are summarized below.

2020 Equity Incentive Plan

Our board of directors adopted, and our stockholders approved, our 2020 Equity Incentive Plan, or 2020 Plan. Our 2020 Plan became effective on November 18, 2020. Our 2020 Plan came into existence upon its adoption by our board of directors. Since our 2020 Plan became effective, no further grants will be made under our 2014 Stock Plan, or the 2014 Plan.

Awards. Our 2020 Plan provides for the grant of incentive stock options, or ISOs, within the meaning of Section 422 of the Code, to our employees and our parent and subsidiary corporations’ employees, and for the grant of nonstatutory stock options, or NSOs, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of awards to our employees, directors and consultants and any of our affiliates’ employees and consultants.

Authorized Shares. Initially, the maximum number of shares of our common stock that may be issued under our 2020 Plan after it became effective will not exceed 6,494,510 shares of our common stock, which is the sum of (i) 2,152,080 new shares, plus (ii) an additional number of shares not to exceed 4,342,430 shares, consisting of any shares of our common stock subject to outstanding stock options or other stock awards granted under our 2014 Plan that, on or after our 2020 Plan became effective, terminate or expire prior to exercise or settlement; are not issued because the award is settled in cash; are forfeited because of the failure to vest; or are reacquired or withheld (or not issued) to satisfy a tax withholding obligation or the purchase or exercise price. In addition, the number of shares of our common stock reserved for issuance under our 2020 Plan will automatically increase on January 1 of each year for a period of ten years, beginning on January 1, 2021 and continuing through January 1, 2030, in an amount equal to the lesser of (1) 5% of the total number of shares of our common stock outstanding on December 31 of the immediately preceding year, or (2) a lesser number of shares determined by our board of directors no later than December 31 of the immediately preceding year. The maximum number of shares of our common stock that may be issued on the exercise of ISOs under our 2020 Plan is 19,483,530 shares.

Shares subject to stock awards granted under our 2020 Plan that expire or terminate without being exercised in full or that are paid out in cash rather than in shares will not reduce the number of shares available for issuance under our 2020 Plan. Shares withheld under a stock award to satisfy the exercise, strike or purchase price of a stock award or to satisfy a tax withholding obligation will not reduce the number of shares available for issuance under our 2020 Plan. If any shares of our common stock issued pursuant to a stock award are forfeited back to or repurchased or reacquired by us (i) because of a failure to meet a contingency or condition required for the vesting of such shares; (ii) to satisfy the exercise, strike or purchase price of a stock award; or (iii) to satisfy a tax withholding obligation in connection with a stock award, the shares that are forfeited or repurchased or reacquired will revert to and again become available for issuance under our 2020 Plan.

Plan Administration. Our board of directors, or a duly authorized committee of our board of directors, administers our 2020 Plan. Our board of directors has delegated concurrent authority to the Compensation Committee to administer the 2020 Plan. Our board of directors may delegate to one or more of our officers the authority to (i) designate employees (other than officers) to receive specified stock awards; and (ii) determine the number of shares subject to such stock awards. Under our 2020 Plan, our board of directors has the authority to determine stock award recipients, the types of stock awards to be granted, grant dates, the number of shares subject to each stock award, the fair market value of our common stock, and the provisions of each stock award, including the period of exercisability and the vesting schedule applicable to a stock award.

Under our 2020 Plan, our board of directors also generally has the authority to effect, with the consent of any materially adversely affected participant, (i) the reduction of the exercise, purchase, or strike price of any outstanding option or stock appreciation right; (ii) the cancellation of any outstanding option or stock appreciation right and the grant in substitution therefore of other awards, cash, or other consideration; or (iii) any other action that is treated as a repricing under generally accepted accounting principles.

Stock Options. ISOs and NSOs are granted under stock option agreements adopted by the administrator. The administrator determines the exercise price for stock options, within the terms and conditions of our 2020 Plan, except the exercise price of a stock option generally will not be less than 100% of the fair market value of our common stock on the date of grant. Options granted under our 2020 Plan vest at the rate specified in the stock option agreement as determined by the administrator.

Restricted Stock Unit Awards. Restricted stock unit awards are granted under restricted stock unit award agreements adopted by the administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration that may be acceptable to our board of directors and permissible under applicable law. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, or other written agreement between us and the recipient, restricted stock unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted Stock Awards. Restricted stock awards are granted under restricted stock award agreements adopted by the administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past or future services to us, or any other form of legal consideration that may be acceptable to our board of directors and permissible under applicable law. The administrator will determine the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ends for any reason, we may receive any or all of the shares of common stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.

Stock Appreciation Rights. Stock appreciation rights are granted under stock appreciation right agreements adopted by the administrator. The administrator will determine the purchase price or strike price for a stock appreciation right, which generally will not be less than 100% of the fair market value of our common stock on the date of grant. A stock appreciation right granted under our 2020 Plan will vest at the rate specified in the stock appreciation right agreement as will be determined by the administrator. Stock appreciation rights may be settled in cash or shares of our common stock or in any other form of payment as determined by our board of directors and specified in the stock appreciation right agreement.

Performance Awards. Our 2020 Plan permits the grant of performance awards that may be settled in stock, cash or other property. Performance awards may be structured so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. Performance awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, our common stock.

The performance goals may be based on any measure of performance selected by our board of directors. The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates, or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices.

Other Stock Awards. The administrator is permitted to grant other awards based in whole or in part by reference to our common stock. The administrator will set the number of shares under the stock award (or cash equivalent) and all other terms and conditions of such awards.

Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid to any non-employee director with respect to any calendar year, including awards granted and cash fees paid by us to such non-employee director, will not exceed $750,000 in total value, except such amount will increase to $1,500,000 for the first year for newly appointed or elected non-employee directors.

Changes to Capital Structure. In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (i) the class and maximum number of shares reserved for issuance under our 2020 Plan, (ii) the class and maximum number of shares by which the share reserve may increase automatically each year, (iii) the class and maximum number of shares that may be issued on the exercise of ISOs, and (iv) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions. In the event of a corporate transaction (as defined in the 2020 Plan), unless otherwise provided in a participant’s stock award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the administrator at the time of grant, any stock awards outstanding under our 2020 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the stock award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then (i) with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full (or, in the case of performance awards with multiple vesting levels depending on the level of performance, vesting will accelerate at 100% of the target level) to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the corporate transaction); and (ii) any such stock awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.

In the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, the administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) the value of the property the participant would have received upon the exercise of the stock award, over (ii) any per share exercise price payable by such holder, if applicable. In addition, any escrow, holdback, earn out or similar provisions in the definitive agreement for the corporate transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of our common stock.

Change in Control. Stock awards granted under our 2020 Plan may be subject to acceleration of vesting and exercisability upon or after a change in control (as defined in the 2020 Plan) as may be provided in the applicable stock award agreement or in any other written agreement between us or any affiliate and the participant, but in the absence of such provision, no such acceleration will automatically occur.

Plan Amendment or Termination. Our board of directors has the authority to amend, suspend, or terminate our 2020 Plan at any time, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No ISOs may be granted after the tenth anniversary of the date our board of directors adopts our 2020 Plan. No stock awards may be granted under our 2020 Plan while it is suspended or after it is terminated.

2014 Stock Plan

Our board of directors adopted the 2014 Plan in December 2014, and our stockholders adopted the 2014 Plan in the same month. The 2014 Plan provides for the grant of ISOs, NSOs, restricted stock purchase rights and restricted stock bonuses, to our employees, directors and consultants. ISOs may be granted only to our employees or employees of our affiliates.

The 2014 Plan was terminated on the date the 2020 Plan became effective. However, any outstanding awards granted under the 2014 Plan remain outstanding, subject to the terms of our 2014 Plan and award agreements, until such outstanding options are exercised or until any awards terminate or expire by their terms.

Plan Administration. Our board or a duly authorized committee of our board administers our 2014 Plan and the awards granted under it. The administrator has the power to modify outstanding awards under our 2014 Plan. In addition to other powers set forth in the 2014 Plan, our board has the full and final power and authority, in its discretion to: (1) determine the persons to whom awards shall be granted; (2) the type of award granted; (3) the fair market value of shares; (4) the terms, conditions and restrictions applicable to each award and any shares acquired pursuant thereto; (5) approve one or more form of award agreement; (6) amend, modify, extend, cancel or renew any award to waive any restrictions or conditions applicable to any award or shares; (7) accelerate, continue, extend or defer the exercisability or vesting of any award or shares acquired pursuant thereto; (8) prescribe, amend or rescind rules, guidelines and policies relating to the plan and to adopt sub-plans or supplements to or alternative versions of the plan; and (9) to correct any defect, supply any omission or reconcile any inconsistency in the plan of any award agreement and to make all other determinations and take such other actions with respect to the plan or any award agreement and make all determinations and take other actions with respect to the plan or any award agreement.

Corporate Transactions. Our 2014 Plan provides that in the event of certain specified significant corporate transactions, as defined under our 2014 Plan, our board may (1) accelerate vesting of outstanding awards (2) arrange for the assumption, continuation or substitution of an award by an acquiror; (3) cancel and exchange awards for a payment in cash, stock, or other property equal to the fair market value of the shares being canceled minus any exercise or purchase price.

Transferability. The 2014 Plan imposes limitations on the transferability of ISOs and NSOs. During a participant’s lifetime an option may only be exercised by a participant. The Board may permit the transfer of options as set forth in an award agreement as permitted by Rule 701 of the Securities Act of 1933, as amended, or the Securities Act, the General Instructions to the Form S-8 Registration Statement or for ISOs only, Section 421 of the Code.

Plan Amendment or Termination. Our board has the authority to amend, suspend or terminate our 2014 Plan at any time, subject to stockholder approval if required by law or stock exchange rules. Additionally, no amendment, suspension or termination may have any materially adverse effect on any then outstanding award without the consent of the participant. As described above, our 2014 Plan was terminated upon the effective date of the 2020 Plan and no future awards will be granted under the 2014 Plan following such termination.

2020 Employee Stock Purchase Plan

Our board of directors adopted, and our stockholders approved, our 2020 Employee Stock Purchase Plan, or ESPP. Our ESPP became effective on November 18, 2020. The purpose of our ESPP is to secure the services of new employees, to retain the services of existing employees, and to provide incentives for such individuals to exert maximum efforts toward our success and that of our affiliates. Our ESPP includes two components. One component is designed to allow eligible U.S. employees to purchase our common stock in a manner that may qualify for favorable tax treatment under Section 423 of the Code. The other component permits the grant of purchase rights that do not qualify for such favorable tax treatment in order to allow deviations necessary to permit participation by eligible employees who are foreign nationals or employed outside of the U.S. while complying with applicable foreign laws.

Share Reserve. Our ESPP initially authorized the issuance of 430,416 shares of our common stock under purchase rights granted to our employees or to employees of any of our designated affiliates. The number of shares of our common stock reserved for issuance will automatically increase on January 1 of each year for a period of ten years, beginning on January 1, 2021 and continuing through January 1, 2030, by the lesser of (i) 1% of the total number of shares of our common stock outstanding on December 31 of the immediately preceding year; and (ii) 860,832 shares, except before the date of any such increase, our board of directors may determine that such increase will be less than the amount set forth in clauses (i) and (ii).

Administration. Our board of directors administers our ESPP and has delegated its authority to administer our ESPP to our compensation committee. Our ESPP is implemented through a series of offerings under which eligible employees are granted purchase rights to purchase shares of our common stock on specified dates during such offerings. Under our ESPP, our board of directors is permitted to specify offerings with durations of not more than 27 months and to specify shorter purchase periods within each offering. Each offering has one or more purchase dates on which shares of our common stock are purchased for employees participating in the offering. Our ESPP provides that an offering may be terminated under certain circumstances.

Payroll Deductions. Generally, all regular employees, including executive officers, employed by us or by any of our designated affiliates, are eligible to participate in our ESPP and to contribute, normally through payroll deductions, up to 15% of their earnings (as defined in our ESPP) for the purchase of our common stock under our ESPP. Unless otherwise determined by our board of directors, common stock will be purchased for the accounts of employees participating in our ESPP at a price per share equal to the lesser of (i) 85% of the fair market value of a share of our common stock on the first day of an offering; or (ii) 85% of the fair market value of a share of our common stock on the date of purchase.

Limitations. Employees may have to satisfy one or more of the following service requirements before participating in our ESPP, as determined by our board of directors: (i) being customarily employed for more than 20 hours per week; (ii) being customarily employed for more than five months per calendar year; or (iii) continuous employment with us or one of our affiliates for a period of time (not to exceed two years). No employee will be permitted to purchase shares under our ESPP at a rate in excess of $25,000 worth of our common stock (based on the fair market value per share of our common stock at the beginning of an offering) for each calendar year such a purchase right is outstanding. Finally, no employee will be eligible for the grant of any purchase rights under our ESPP if immediately after such rights are granted, such employee has voting power over 5% or more of our outstanding capital stock measured by vote or value under Section 424(d) of the Code.

Changes to Capital Structure. Our ESPP provides that in the event there occurs a change in our capital structure through such actions as a stock split, merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or similar transaction, our board of directors will make appropriate adjustments to: (i) the class(es) and maximum number of shares reserved under our ESPP; (ii) the class(es) and maximum number of shares by which the share reserve may increase automatically each year; (iii) the class(es) and number of shares subject to, and purchase price applicable to, outstanding offerings and purchase rights; and (iv) the class(es) and number of shares that are subject to purchase limits under ongoing offerings.

Corporate Transactions. Our ESPP provides that in the event of a corporate transaction (as defined below), any then-outstanding rights to purchase our stock under our ESPP may be assumed, continued, or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue, or substitute for such purchase rights, then the participants’ accumulated payroll contributions will be used to purchase shares of our common stock within 10 business days before such corporate transaction, and such purchase rights will terminate immediately after such purchase.

Under our ESPP, a “corporate transaction” is generally the consummation of (i) a sale or other disposition of all or substantially all of our consolidated assets; (ii) a sale or other disposition of at least 50% of our outstanding securities; (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation; or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction.

Amendment or Termination. Our board of directors has the authority to amend or terminate our ESPP, except in certain circumstances such amendment or termination may not materially impair any outstanding purchase rights without the holder’s consent. We will obtain stockholder approval of any amendment to our ESPP as required by applicable law or listing requirements.

Hedging and Pledging Prohibition

As part of our insider trading policy, all employees, including our executive officers, and non-employee directors, as well as designated consultants, are prohibited from engaging in short sales of our securities, establishing margin accounts, pledging our securities as collateral for a loan, buying or selling puts or calls on our securities or otherwise engaging in hedging transactions (such as prepaid variable forwards, equity swaps, collars, and exchange funds) involving our securities.

Emerging Growth Company Status

We became a public company in November 2020, and we are an “emerging growth company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, including certain executive compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an emerging growth company until the earliest of (i) December 31, 2025, (ii) the last day of the first fiscal year in which our annual gross revenue is $1.07 billion or more, (iii) the date on which we have, during the previous rolling three-year period, issued more than $1 billion in non-convertible debt securities, or (iv) the date on which we are deemed to be a “large accelerated filer” as defined in the Exchange Act.

EQUITY COMPENSATION PLAN INFORMATION

The following table shows certain information with respect to all of our equity compensation plans in effect as of December 31, 2020.

Number of
securities
remaining
available for
issuance under
	Number of		equity
	securities to be		compensation
	issued upon	Weighted-average	plans (excluding
	exercise of	exercise price of	securities
	outstanding stock	outstanding stock	reflected in
Plan Category	options	options	column
Equity compensation plans approved by stockholders	4,776,908	$10.83	437,605	(1)
Equity compensation plans not approved by stockholders	—	—	—
Total	4,776,908	$10.83	437,605

(1)	As of December 31, 2020, 7,189 shares of common stock remained available for future issuance under the 2020 Plan and 430,416 shares of common stock remained available for future issuance under the ESPP. The number of shares remaining available for future issuance under the 2020 Plan automatically increases on January 1st each year, through and including January 1, 2030, in an amount equal to 5% of the total number of shares of our capital stock outstanding on the last day of the preceding fiscal year, or a lesser number of shares as determined by the Board of Directors. On January 1, 2021, the number of shares available for issuance under the 2020 Plan automatically increased by 2,008,486 shares. The number of shares remaining available for future issuance under the ESPP automatically increases on January 1st of each year through and including January 1, 2030, in an amount equal to the lesser of (i) 1% of the total number of shares of common stock outstanding on such December 31, (ii) 860,832 shares of common stock, or (iii) a number of shares as determined by the Board of Directors prior to the beginning of each year, which shall be the lesser of (i) or (ii) above. On January 1, 2021, the number of shares available for issuance under the ESPP automatically increased by 401,697 shares.

DIRECTOR COMPENSATION

The following table shows for the year ended December 31, 2020 certain information with respect to the compensation of our non-employee directors:

Director Compensation for 2020

	Fees Earned or	Option Awards(1)
Name	Paid in Cash	(2)	Total
Ian Clark	$31,889	$858,533	$890,422
Cynthia Butitta	24,111	497,195	521,306
Sandra Horning, M.D.	4,762	1,060,543	1,065,305
Gorjan Hrustanovic, Ph.D.	5,952	786,556	792,508
Frank McCormick, Ph.D., F.R.S., D.Sc. (Hon)	5,357	430,226	435,583
Andrew Rappaport	6,429	434,225	440,654
Graham Walmsley, M.D., Ph.D.	6,310	786,556	792,866

(1)	Amounts represent the aggregate grant date fair value of stock options granted to our non-employee directors during 2020, computed in accordance with ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 9 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the non-employee directors.
(2)	The aggregate number of shares outstanding under all options held by our non-employee directors as of December 31, 2020 are set forth in the table below. As of December 31, 2020, none of our non-employee directors held unvested stock awards other than options, except for Cynthia Butitta, who held 74,557 shares of unvested stock that were issued pursuant to the early exercise of a stock option.

Number of Shares
Underlying Option
Name	Awards
Ian Clark	231,210
Cynthia Butitta	21,520
Sandra Horning, M.D.	86,083
Gorjan Hrustanovic, Ph.D.	64,560
Frank McCormick, Ph.D., F.R.S., D.Sc. (Hon)	96,418
Andrew Rappaport	114,352
Graham Walmsley, M.D., Ph.D.	64,560

The table above does not include Drs. Bohen and Harmon because each of them receives no additional compensation for services provided as a director. Marina Bozilenko and Andrei Manoliu, Ph.D., who served on our board of directors until March 2020 did not earn any compensation in the year ended December 31, 2020.

Non-Employee Director Compensation Policy

Our board of directors adopted a non-employee director compensation policy in October 2020 that became effective in November 2020 and is applicable to all of our non-employee directors. This compensation policy provides that each such non-employee director receives the following compensation for service on our board of directors:

●	an annual cash retainer of $40,000;
●	an additional cash retainer of $30,000 for the chairperson of our board of directors;
●	an additional annual cash retainer of $8,000, $6,000 and $5,000 for service as a member of the audit committee, compensation committee and the nominating and corporate governance committee, respectively;
●	an additional annual cash retainer of $8,000, $6,000 and $5,000 for service as chair of the audit committee, compensation committee and the nominating and corporate governance committee, respectively;
●	an initial option grant to purchase 21,520 shares of our common stock on the date of each such non-employee director’s appointment to our board of directors, plus an additional grant representing the annual option grant such non-employee director would have received had he or she been elected to our board of directors at our prior annual meeting of stockholders, pro-rated for partial year of service; and
●	an annual option grant to purchase 21,520 shares of our common stock on the date of each of our annual stockholder meetings.

Each of the option grants described above will be granted under our 2020 Plan, the terms of which are described in more detail below under the section titled “Executive Compensation-Equity Benefit Plans-2020 Equity Incentive Plan.” Each such option grant will vest and become exercisable subject to the director’s continuous service to us through the earlier of the first anniversary of the date of grant or the next annual stockholder meeting. The term of each option will be 10 years, subject to earlier termination as provided in the 2020 Plan.

TRANSACTIONS WITH RELATED PERSONS AND INDEMNIFICATION

The following is a summary of transactions since January 1, 2019, to which we have been a participant in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets at year end, and in which any of our directors, executive officers or holders of more than five percent of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest, other than compensation arrangements which are described in the sections titled “Executive Compensation” and “Director Compensation.”

Certain Transactions With or Involving Related Persons

Series C Convertible Preferred Stock Financing

In September 2020, we completed the closing of an aggregate of 7,904,135 shares of our Series C convertible preferred stock at a purchase price of $11.063 per share.

The following table summarizes purchases of shares of our Series C convertible preferred stock by holders of more than 5% of our capital stock and entities affiliated with our executive officers and members of our board of directors.

Participants(1)	Shares of Series C convertible preferred stock purchased for cash (#)	Aggregate purchase price
Entities affiliated with BVF Partners L.P.(2)	1,355,957	$14,999,998
Entities affiliated with Cormorant Asset Management, LP(3)	723,177	$7,999,998
Entities managed by Janus Capital Management LLC(4)	741,256	$8,200,000
Entities affiliated with RA Capital Management, L.P.(5)	451,985	$4,999,997
Logos Opportunities Fund II, L.P.	1,183,114	$13,087,946
Wellington Biomedical Innovation Master Investors (Cayman) I L.P.	451,986	$4,999,997

(1)	Additional details regarding these stockholders and their equity holdings are included in the section titled “Security Ownership of Certain Beneficial Holders and Management.”
(2)	Consists of (i) 760,155 shares of Series C convertible preferred stock purchased by Biotechnology Value Fund L.P., or BVF, (ii) 522,403 shares of Series C convertible preferred stock purchased by Biotechnology Value Fund II, L.P., or BVF2, and (iii) 73,399 shares of Series C convertible preferred stock purchased by Biotechnology Value Trading Fund OS L.P., or Trading Fund OS. Dr. Hrustanovic, a member of our board of directors, is a Principal of BVF Partners L.P.
(3)	Consists of (i) 587,871 shares of Series C convertible preferred stock purchased by Cormorant Private Healthcare Fund III, LP, (ii) 126,122 shares of Series C convertible preferred stock purchased by Cormorant Global Healthcare Master Fund, LP, or Cormorant Master Fund, and (iii) 9,184 shares of Series C convertible preferred stock purchased by CRMA SPV, L.P, or CRMA.
(4)	Janus Capital Management LLC, or Janus Capital, is an independent investment advisor registered under the Investment Advisers Act of 1940. Shares held by entities for whom Janus Capital is the investment advisor and who are holding our securities are aggregated for purposes of reporting share ownership information, including (i) 379,331 shares of Series C convertible preferred stock purchased by Janus Henderson Global Life Sciences Fund, or Janus Global Fund, (ii) 354,859 shares of Series C convertible preferred stock purchased by Janus Henderson Capital Funds PLC on behalf of its series Janus Henderson Global Life Sciences Fund, or Janus Capital Funds, and (iii) 7,066 shares of Series C convertible preferred stock purchased by Janus Henderson Horizon Fund-Biotechnology Fund.
(5)	Consists of (i) 307,739 shares of Series C convertible preferred stock purchased by RA Capital Healthcare Fund, L.P., (ii) 112,996 shares of Series C convertible preferred stock purchased by RA Capital Nexus Fund, L.P., and (iii) 31,250 shares of Series C convertible preferred stock purchased by Blackwell Partners LLC-Series A.

2020 Convertible Notes and Series B Convertible Preferred Stock Financing

In January 2020, we issued convertible promissory notes in the aggregate principal amount of $3.0 million to entities affiliated with BVF Partners L.P., a holder of more than 5% of our capital stock, which we refer to as the BVF Notes. The BVF Notes accrued interest at the rate of 1.21% per annum and had a maturity date of May 2, 2020.

In March and June 2020, we completed three closings of an aggregate of 11,439,547 shares of our Series B convertible preferred stock at a purchase price of $4.712 per share.

The following table summarizes purchases of shares of our Series B convertible preferred stock by holders of more than 5% of our capital stock and entities affiliated with our executive officers and members of our board of directors.

Participants(1)	Shares of Series B convertible preferred stock purchased for cash (#)		Shares of Series B convertible preferred stock issued upon conversion of BVF Notes (#)		Aggregate purchase price
Entities affiliated with BVF Partners L.P.	1,059,619	(2)	638,270	(3)	$8,000,000
Entities affiliated with Cormorant Asset Management, LP(4)	2,122,367		—		$10,000,000
Entities managed by Janus Capital Management LLC(5)	2,175,425		—		$10,250,000
Entities affiliated with RA Capital Management, L.P(6)	1,273,419		—		$6,000,000
Logos Opportunities Fund I L.P.	1,400,761		—		$6,600,001
Wellington Biomedical Innovation Master Investors (Cayman) I L.P.	1,273,420		—		$6,000,000

(1)	Additional details regarding these stockholders and their equity holdings are included under the section titled “Security Ownership of Certain Beneficial Holders and Management.”
(2)	Consists of (i) 545,678 shares of Series B convertible preferred stock purchased by BVF, (ii) 406,759 shares of Series B convertible preferred stock purchased by BVF2, (iii) 73,544 shares of Series B convertible preferred stock purchased by Trading Fund OS, and (iv) 33,638 shares of Series B convertible preferred stock purchased by a certain BVF Partners L.P. managed account. Dr. Hrustanovic, a member of our board of directors, is a Principal of BVF Partners L.P.
(3)	Consists of (i) 343,508 shares of Series B convertible preferred stock issued to BVF, (ii) 266,522 shares of Series B convertible preferred stock issued to BVF2, and (iii) 28,240 shares of series B convertible preferred stock issued to Trading Fund OS.
(4)	Consists of (i) 1,684,920 shares of Series B convertible preferred stock purchased by Cormorant Private Healthcare Fund II LP, (ii) 412,342 shares of Series B convertible preferred stock purchased by Cormorant Master Fund, and (iii) 25,105 shares of Series B convertible preferred stock purchased by CRMA.
(5)	Janus Capital is an independent investment advisor registered under the Investment Advisers Act of 1940. Shares held by entities for whom Janus Capital is the investment advisor and who are holding our securities are aggregated for purposes of reporting share ownership information, including (i) 1,096,377 shares of Series B convertible preferred stock purchased by Janus Global Fund, (ii) 708,388 shares of Series B convertible preferred stock purchased by Janus Capital Funds, and (iii) 370,660 shares of Series B convertible preferred stock purchased by Janus Henderson Biotech Innovation Master Fund Limited.
(6)	Consists of (i) 851,582 shares of Series B convertible preferred stock purchased by RA Capital Healthcare Fund, L.P., (ii) 318,355 shares of Series B convertible preferred stock purchased by RA Capital Nexus Fund, L.P., and (iii) 103,482 shares of Series B convertible preferred stock purchased by Blackwell Partners LLC-Series A.

Investors’ Rights Agreement

In September 2020, we entered into an Amended and Restated Investors’ Rights Agreement, or the Rights Agreement, with certain holders of more than 5% of our outstanding capital stock, including entities affiliated with BVF Partners L.P., entities affiliated with Cormorant Asset Management, LP, entities managed by Janus Capital Management LLC, entities affiliated with Logos Opportunities Fund I L.P., entities affiliated with RA Capital Management, L.P. and Wellington Biomedical Innovation Master Investors (Cayman) I L.P., and including certain affiliates of our directors. The Rights Agreement granted to the holders of our outstanding convertible preferred stock certain rights, including certain registration rights with respect to the registrable securities held by them. In addition to registration rights, the Right Agreements provided for certain information rights and a right of first offer. Each of these obligations, other than registration rights, terminated in connection with the closing of our initial public offering.

Voting Agreement

In September 2020, we entered into an Amended and Restated Voting Agreement, or the Voting Agreement, with certain holders of more than 5% of our outstanding capital stock, including entities affiliated with BVF Partners L.P., entities affiliated with Cormorant Asset Management, LP, entities managed by Janus Capital Management LLC, entities affiliated with Logos Opportunities Fund I L.P., entities affiliated with RA Capital Management, L.P. and Wellington Biomedical Innovation Master Investors (Cayman) I L.P., and including certain affiliates of our directors.

Pursuant to the Voting Agreement, each of BVF Partners LP and Logos Global Management LP had the right to designate one member to be elected to our board of directors, and BVF Partners LP, Logos Global Management LP and Janus Capital Management LLC, collectively, had the right to designate one director. The Voting Agreement terminated in connection with the closing of our initial public offering.

Right of First Refusal and Co-Sale Agreement

In September 2020, we entered into an Amended and Restated Right of First Refusal and Co-Sale Agreement, or the Co-Sale Agreement, with certain holders of more than 5% of our outstanding capital stock, including entities affiliated with BVF Partners L.P., entities affiliated with Cormorant Asset Management, LP, entities managed by Janus Capital Management LLC, entities affiliated with Logos Opportunities Fund I L.P., entities affiliated with RA Capital Management, L.P. and Wellington Biomedical Innovation Master Investors (Cayman) I L.P., and including certain affiliates of our directors.

Pursuant to the Co-Sale Agreement, we had a right of first refusal in respect of certain sales of securities by certain holders of our common stock and convertible preferred stock. To the extent we did not exercise such right in full, the Major Investors were granted certain rights of first refusal and co-sale in respect of such sale. The Co-Sale Agreement terminated in connection with the closing of our initial public offering.

Indemnification Agreements

Our amended and restated certificate of incorporation contains provisions limiting the liability of directors, and our bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted under Delaware law. Our amended and restated certificate of incorporation and bylaws also provide our Board of Directors with discretion to indemnify our employees and other agents when determined appropriate by the board. In addition, we have entered an indemnification agreement with each of our directors and executive officers, which will require us to indemnify them.

Related Person Transactions Policy

In connection with our initial public offering, we adopted a written Related Person Transactions Policy that sets forth our policies and procedures regarding the identification, review, consideration and approval or ratification of “related person transactions.” For purposes of our policy only, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are, were or will be participants involving an amount that exceeds $120,000. Transactions involving compensation for services provided to us as an employee, director, consultant or similar capacity by a related person are not covered by this policy. A related person is any executive officer, director, or holder of 5% or more of our capital stock, including any of their immediate family members, and any entity owned or controlled by such persons.

Under the policy, each director and executive officer must identify, and we will request each significant stockholder to identify, any related person transaction involving such director or executive officer or his or her affiliates and immediate family members and must seek approval from the Audit Committee before he or she or, with respect to immediate family members or any of their affiliates, before they, may engage in the transaction. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether any alternative transactions were available. In considering related person transactions, the Audit Committee takes into account the relevant available facts and circumstances including, but not limited to whether the related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent o the related person’s interest in the transaction. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself form the deliberations and approval. The policy requires that, in determining whether to approve, ratify or reject a related person transaction, the Audit Committee consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of us and our stockholders, as the Audit Committee determines in the good faith exercise of its discretion.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires that our executive officers, directors and 10% stockholders file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based solely on our review of forms we received and written representations of our executive officers, directors and 10% stockholders, we believe that during our fiscal year ended December 31, 2020, all Section 16(a) filing requirements were satisfied on a timely basis, except for the filings described below:

●	A Form 3 was filed on November 19, 2020 to report the initial statement of beneficial ownership of Mr. Rappaport as of November 18, 2020.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are Olema stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker, notify our Secretary at 1-415-651-3316 or send a written request to: Secretary at Olema, 512 2nd Street, 4th Floor, San Francisco, California 94107. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice of Internet Availability of Proxy Materials or the full set of proxy materials, as applicable, to a stockholder at a shared address to which a single copy of the documents was delivered. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/ John B. Moriarty, Jr.
John B. Moriarty, Jr.
Executive Vice President, Chief Legal Officer and Corporate Secretary
April 27, 2021

A copy of our Annual Report to the SEC on Form 10-K for the year ended December 31, 2020 is available without charge upon written request to: Secretary, Olema Pharmaceuticals, Inc., 512 2nd Street, 4th Floor, San Francisco, CA 94107.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + 1. To elect the three nominees for Class I director named in the accompanying proxy statement to hold office until the Company's 2024 Annual Meeting of Stockholders and until their successors have been duly elected and qualified: Nominees: 01 - Ian Clark 02 - Sandra Horning, M.D 03 - Gorjan Hrustanovic, Ph.D. Mark here to vote FOR all nominees Mark here to WITHHOLD vote from all nominees 01 02 03 For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. ForAgainst Abstain 2. Ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2021. NOTE: Your proxy holder will also vote on any other business properly brought before the meeting or any adjournment or postponement thereof. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + 1 U P X 03FV7D B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposal 2. 2021 Annual Meeting Proxy Card

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.edocumentview.com/OLMA q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Notice of 2021 Annual Meeting of Stockholders Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders — June 8, 2021 Sean Bohen, M.D., Ph.D. and John B. Moriarty, Jr., or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Olema Pharmaceuticals, Inc. to be held on June 8, 2021 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, this proxy will be voted in accordance with the Board of Directors' recommendations. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. (Items to be voted appear on reverse side) Olema Pharmaceuticals, Inc.

Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 11:59 p.m. Eastern, on June 7, 2021 Online Go to www.envisionreports.com/OLMA or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/OLMA Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + 1. To elect the three nominees for Class I director named in the accompanying proxy statement to hold office until the Company's 2024 Annual Meeting of Stockholders and until their successors have been duly elected and qualified: Nominees: 01 - Ian Clark 02 - Sandra Horning, M.D 03 - Gorjan Hrustanovic, Ph.D. Mark here to vote FOR all nominees Mark here to WITHHOLD vote from all nominees 01 02 03 For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. For Against Abstain 2. Ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2021. NOTE: Your proxy holder will also vote on any other business properly brought before the meeting or any adjournment or postponement thereof. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + 1 U P X 03FV6D B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposal 2. 2021 Annual Meeting Proxy Card

2021 Annual Meeting of Olema Pharmaceuticals, Inc. Stockholders June 8, 2021, 9:00 a.m. Pacific Time Virtual Meeting Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/OLMA q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Notice of 2021 Annual Meeting of Stockholders Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders — June 8, 2021 Sean Bohen, M.D., Ph.D. and John B. Moriarty, Jr., or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Olema Pharmaceuticals, Inc. to be held on June 8, 2021 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, this proxy will be voted in accordance with the Board of Directors' recommendations. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. (Items to be voted appear on reverse side) Change of Address — Please print new address below. Comments — Please print your comments below. + C Non-Voting Items Olema Pharmaceuticals, Inc. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/OLMA